UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	☑
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARTIO SELECT OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

ARTIO INTERNATIONAL EQUITY FUND

ARTIO INTERNATIONAL EQUITY FUND II

ARTIO SELECT OPPORTUNITIES FUND INC.

March 26, 2013

Dear Valued Artio Fund Shareholder:

The enclosed proxy materials relate to two separate special meetings (each a “Special Meeting” and collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of: (i) Artio International Equity Fund and Artio International Equity Fund II, each a series of the Artio Global Investment Funds (the “Trust”); and (ii) Artio Global Select Opportunities Fund Inc. (the “Select Opportunities Fund”). Artio International Equity Fund, Artio International Equity Fund II and the Select Opportunities Fund are referred to as the “Artio Global Funds” and each individually is referred to as a “Fund.”

As discussed in the enclosed proxy materials, at the first Special Meeting, Shareholders will be asked to approve new investment advisory agreements between the Artio Global Funds and Aberdeen Asset Management Inc. (“Aberdeen Inc.”) and new sub-advisory agreements between the Artio Global Funds and Aberdeen Asset Managers Limited (“Aberdeen Limited”) (each a “New Agreement” and collectively, the “New Agreements”). At the second Special Meeting, Shareholders will be asked to elect Trustees of the Trust and Directors of the Select Opportunities Fund. The enclosed Proxy Statement includes instructions on how to cast your vote for each Special Meeting. I encourage you to read the attached materials in their entirety, and if you have any questions, please contact us at 800.780.7386.

Aberdeen Asset Management PLC (“Aberdeen PLC”), a global asset management firm and Aberdeen Inc.’s and Aberdeen Limited’s (collectively, referred to herein as “Aberdeen”) parent company, has entered into an agreement to acquire Artio Global Investors Inc., the parent company of Artio Global Management LLC (“Artio”), each Fund’s current investment adviser. As a result of this acquisition, which is expected to close on or before June 30, 2013, the current investment advisory agreement for each Fund will terminate on that date, as required under the Investment Company Act of 1940, as amended. Accordingly, you are being asked to approve New Agreements for each Fund to ensure a smooth transition of the Fund’s assets to Aberdeen’s management. In addition, you are being asked to elect or re-elect the Board of Trustees of the Trust and the Board of Directors of the Select Opportunities Fund. Your Proxy Statement includes a description of these proposals. The approval of the New Agreements will not change the annual advisory fee rates payable by the Funds. The current Trustees of the Trust and Directors of the Select Opportunities Fund will remain the same. Your Proxy Statement includes a description of these proposals.

After the acquisition closes, the Artio Global Funds will be managed by Aberdeen’s Global Equity team, a dedicated team of 16 professionals based in Edinburgh, Scotland. The following portfolio managers are expected to be primarily responsible for the day-to-day portfolio management of each of the Artio Global Funds: Stephen Docherty, Bruce Stout, Andrew McMenigall, Jamie Cumming, CFA® and Samantha Fitzpatrick, CFA®. The Global Equity team is a cohesive group of investment professionals who have worked together for approximately 10 years, managing international and global equity strategies, which are core offerings of Aberdeen that rely on fundamental, bottom-up stock selection. The strategies are highly research-driven and based on extensive company due diligence. Aberdeen’s Global Equity team collaborates with and is supported by almost 90 Aberdeen equity investment professionals around the world. These “on-the-ground” global resources visit an average of 4,100 companies per year. Aberdeen believes this depth of research gives its portfolio managers a competitive advantage, and we are confident that with Aberdeen and its Global Equity team, Shareholders of the Artio Global Funds will be in good hands. Each of the Funds’ investment objective and strategies will not materially change as a result of the Transaction.

Your Vote Matters!

After careful consideration, the Funds’ Boards (as defined in the enclosed proxy material) have unanimously approved the New Agreements, subject to Shareholder approval and the completion of the acquisition of Artio Global Investors, Inc. by Aberdeen PLC. The Boards recommend that the Funds’ Shareholders vote “FOR” the approval of the New Agreements and vote “FOR” each Trustee and Director nominee’s election to the Boards. However, the final approval for your Fund requires your vote. No matter how large or small your Fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. Your vote is critical to ensuring a smooth transition, and we are counting on you as a Fund Shareholder to cast your vote.

For your convenience, you may vote in one of three ways:

1)	via telephone by calling the number listed on your proxy cards,

2)	via mail by returning the enclosed proxy cards or

3)	via the Internet by visiting the website on your proxy cards and entering your control number.

I am confident that the proposed changes will help us better serve all of the Funds’ Shareholders. If you have questions, please call a customer service representative at 800.780.7386 Monday-Friday between 9:00 a.m. and 10:00 p.m., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

Tony Williams President Artio Global Funds

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)
Artio International Equity Fund (“International Equity Fund”)
Artio International Equity Fund II (“International Equity Fund II”)

ARTIO SELECT OPPORTUNITIES FUND INC.
(the “Select Opportunities Fund”)
(the International Equity Fund, International Equity Fund II and
the Select Opportunities Fund, collectively, the
“Artio Global Funds”)
330 Madison Avenue
New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Artio Global Funds:

Notice is hereby given that a first special meeting of shareholders (the “Shareholders”) of the Artio Global Funds will be held at 330 Madison Avenue, New York, New York 10017, on May 16, 2013 at 10:00 a.m. (each a “Special Meeting” and collectively, the “Special Meetings”). The Trust is a Massachusetts business trust and the Select Opportunities Fund is a Maryland corporation. Each of the Artio Global Funds is referred to as a “Fund.” A proxy statement, which provides information about the purposes of the Special Meetings, is included with this notice. As described in the proxy statement, Shareholders will vote on the following proposal:

1.

To approve a new advisory agreement between each Fund and Aberdeen Asset Management Inc. and to approve new sub-advisory agreements between each Fund, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited. (Shareholders of each Fund, voting separately, must approve this proposal as to their Fund);

In addition, Shareholders will vote on any other business that may properly come before the Special Meetings or any adjournment of the Special Meetings.

The Board of Trustees of the Trust and the Board of Directors of the Select Opportunities Fund (collectively, the “Boards”) recommend that you vote FOR Proposal 1.

Each Shareholder of record of the Artio Global Funds as of the close of business on March 13, 2013 (the “Record Date”) is entitled to receive notice of, and to vote at, the applicable Special Meetings and at any adjournment thereof.

Whether or not you expect to attend the Special Meetings, please complete and return the enclosed proxy cards in the accompanying envelope(s). No postage is necessary if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON MAY 16, 2013.

The Proxy Statement is available at:
www.proxyonline.com/docs/artioequityfunds.pdf.

By order of the Boards,

Tracie A. Coop
Secretary

March 26, 2013

New York, New York

v

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)
Artio International Equity Fund (“International Equity Fund”)
Artio International Equity Fund II (“International Equity Fund II”)

ARTIO SELECT OPPORTUNITIES FUND INC.
(the “Select Opportunities Fund”)
(the International Equity Fund, International Equity Fund II and
the Select Opportunities Fund, collectively, the
“Artio Global Funds”)
330 Madison Avenue
New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Artio Global Funds:

Notice is hereby given that a second special meeting of shareholders (the “Shareholders”) of the Artio Global Funds will be held at 330 Madison Avenue, New York, New York 10017, on May 16, 2013 at 11:00 a.m. (each a “Special Meeting” and collectively, the “Special Meetings”). The Trust is a Massachusetts business trust and the Select Opportunities Fund is a Maryland corporation. Each of the Artio Global Funds is referred to as a “Fund.” A proxy statement, which provides information about the purposes of the Special Meetings, is included with this notice. As described in the proxy statement, Shareholders will vote on the following proposal:

2.

To elect Trustees of the Trust and Directors of the Select Opportunities Fund (Shareholders of International Equity Fund and International Equity Fund II, voting together, must approve this proposal as to the Trust and Shareholders of the Select Opportunities Fund must approve this proposal as to the Select Opportunities Fund); and

In addition, Shareholders will vote on any other business that may properly come before the Special Meetings or any adjournment of the Special Meetings.

The Board of Trustees of the Trust and the Board of Directors of the Select Opportunities Fund (collectively, the “Boards”) recommend that you vote FOR Proposal 2.

Each Shareholder of record of the Artio Global Funds as of the close of business on March 13, 2013 (the “Record Date”) is entitled to receive notice of, and to vote at, the applicable Special Meetings and at any adjournment thereof.

Whether or not you expect to attend the Special Meetings, please complete and return the enclosed proxy cards in the accompanying envelope(s). No postage is necessary if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON MAY 16, 2013.

The Proxy Statement is available at:
www.proxyonline.com/docs/artioequityfunds.pdf.

By order of the Boards,

Tracie A. Coop
Secretary

March 26, 2013

New York, New York

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARDS AND RETURN IT PROMPTLY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARDS TO VOTE, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES MAY BE FOUND ON THE ENCLOSED PROXY CARDS. IF YOU ATTEND THE SPECIAL MEETINGS, YOU CAN REVOKE YOUR PROXIES AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

Shareholders are invited to attend the Special Meetings in person. Valid photo identification may be required to attend the Special Meetings in person. Any Shareholder who does not expect to attend the Special Meetings is urged to vote by:

(i)	completing the enclosed proxy cards, dating and signing, and returning the proxy cards in the envelope(s) provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy cards properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy cards.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy cards.

3.	Other Accounts: The capacity of the individual signing the proxy cards should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed proxy statement, and have your proxy cards handy.

Call the toll-free number indicated on your proxy cards.

Enter the control number found on the front of your proxy cards.

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed proxy statement, and have your proxy cards handy.

Go to the Web site on the proxy cards.

Enter the control number found on your proxy cards.

Follow the instructions on the Web site.

FREQUENTLY ASKED QUESTIONS

Q:	WHY HAVE I RECEIVED THIS PROXY STATEMENT?
A:	The Boards have sent you this Proxy Statement to ask for your vote as a Shareholder of one or more of the Artio Global Funds.
Q:	WHAT IS HAPPENING?
A:

Artio Global Management LLC (“Artio”) currently serves as investment adviser to each of the Artio Global Funds. On February 13, 2013, Artio Global Investors Inc., Artio’s parent company, entered into an agreement and plan of merger with Aberdeen Asset Management PLC (“Aberdeen PLC”), a U.K. public limited company, pursuant to which Aberdeen PLC will acquire Artio Global Investors Inc. (the “Transaction”). As a result of the Transaction you are being asked to approve new investment advisory agreements with Aberdeen Asset Management Inc. (“Aberdeen Inc.”) and new sub- advisory agreements with Aberdeen Asset Managers Limited (“Aberdeen Limited”). Each of Aberdeen Inc. and Aberdeen Limited (collectively referred to as “Aberdeen”) is a wholly owned subsidiary of Aberdeen PLC. You are also being asked to elect or re-elect the Trustees and Directors of the Artio Global Funds.

Q:	WHAT AM I VOTING ON?
A:

You will vote on: i) approving an investment advisory agreement and sub-advisory agreement between each Fund of which you are a shareholder and Aberdeen; and ii) the election of Trustees and Directors of Artio Global Funds.

x

Q:	WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE THE NEW AGREEMENTS?
A:

The Artio Global Funds are presently managed by Artio. Aberdeen PLC is in the process of purchasing Artio’s parent company. Upon completion of the Transaction, and subject to approval by the Shareholders of each Fund, Aberdeen will assume management of the Artio Global Funds. As a result of the Transaction, the Shareholders of each Fund must approve New Agreements with Aberdeen in order for the Fund to continue receiving investment advisory services. The approval by Shareholders of the Artio Global Funds’ New Agreements with Aberdeen will become effective only upon completion of the Transaction. If, for some reason, the Transaction does not take place, then the existing investment advisory agreements with Artio will remain in place and the New Agreements with Aberdeen, even if approved by Shareholders, will not become effective.

Q:	WHAT HAPPENS IF THE TRANSACTION CLOSES BUT THE AGREEMENTS ARE NOT APPROVED?
A:

If the Transaction closes and the Shareholders of a Fund have not approved a New Agreement for that Fund, the relevant Board will take such actions as it deems in the best interest of the Fund, which may include terminating the current agreement with Artio and entering into interim investment advisory agreements and interim sub-advisory agreements with Aberdeen.

Q:	WHO WILL MANAGE MY FUND AFTER THE TRANSACTION?

A:

After the Transaction, and subject to Shareholder approval, the Artio Global Funds will be managed by members of the experienced Aberdeen Global Equity team. The following portfolio managers are expected to be primarily responsible for the day-to-day portfolio management of each of the Artio Global Funds: Stephen Docherty, Bruce Stout, Andrew McMenigall, Jamie Cumming, CFA® and Samantha Fitzpatrick, CFA®. The Proxy Statement contains more information regarding the Aberdeen Global Equity team, and its strong long-term performance in global and international equity strategies. Each of the Funds’ investment objective and strategies will not materially change as a result of the Transaction. Following the Transaction, the Aberdeen Global Equity team will restructure each Fund’s portfolio in accordance with its investment program and in continuance of each Fund’s investment objective and strategies. The Funds may engage a transition manager to assist with this restructuring. During this period, the Funds, and indirectly each shareholder, will be subject to increased transaction costs in connection with the restructuring, including any brokerage or trading expenses attributable to the disposition and reinvestment of the Fund’s assets. These initial transaction costs are not expected to be recurring.

Aberdeen expects any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. While the approval of a New Advisory Agreement and Sub-Advisory Agreement for a Fund is not in itself a taxable transaction for the Fund or Fund Shareholders, repositioning the Fund’s investment portfolio will result in many of the Fund’s positions being sold which may result in taxable gain or loss to the Fund. Given each Fund’s tax loss carry-forwards, it is currently not expected that this repositioning will result in a taxable gain to Fund Shareholders.

Q:	WHAT WILL THE ARTIO GLOBAL FUNDS BE CALLED GOING FORWARD?
A:	On the date of the Transaction, the Artio Global Funds will be rebranded as follows:

Current Name	Post-Transaction Name

Artio International Equity Fund	Aberdeen Select International Equity Fund
Artio International Equity Fund II	Aberdeen Select International Equity Fund II
Artio Select Opportunities Fund Inc.	Aberdeen Global Select Opportunities Fund Inc.

Q:	HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?
A:	After careful consideration, the Boards recommend that you vote “FOR” Proposal 1 and Proposal 2 on the enclosed proxy cards.
Q:	WHO IS ENTITLED TO VOTE?
A:

If you owned shares of a Fund as of the close of business on the Record Date, March 13, 2013, you are entitled to vote with respect to that Fund. You will be entitled to one vote per share for each share you owned on the Record Date.

You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s New Agreements and the election of the Board of Trustees or Directors. For example, if you own shares of the International Equity Fund, but not the Select Opportunities Fund, you may vote for or against the approval of the New Agreements for the International Equity Fund and the election of Trustees, but not for or against the approval of the New Agreements for the Select Opportunities Fund or the election of Directors.

Q:	DO I NEED TO ATTEND THE SPECIAL MEETINGS IN ORDER TO VOTE?
A:

No. You can vote without attending the Special Meetings by completing and mailing the enclosed proxy cards or by telephone or Internet using the instructions on the enclosed proxy cards. If you vote by telephone or Internet, do not return your proxy cards.

Q:	HOW WILL PROXIES BE SOLICITED?

A:

The Artio Global Funds will solicit proxies by mail. Certain of the Artio Global Funds’ officers and employees may also solicit by telephone, facsimile or other electronic means. In addition, the Artio Global Funds will retain AST Fund Solutions LLC, a professional proxy solicitor, to assist with the solicitation of proxies. If reasonable time has passed and you have not submitted your vote, AST Fund Solutions LLC may contact you on our behalf in order to offer you the convenience of voting over the phone.

Q:	WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?
A:

With respect to Proposal 1, relating to the New Agreements, an affirmative vote of a majority of each Fund’s outstanding shares on the Record Date, or if less, at least two-thirds of the shares of such Fund present at the meeting (if more than 50% of the outstanding shares are present in person or by proxy) is necessary to approve its respective New Agreements. With respect to Proposal 2, relating to the election of Trustees or Directors, the election of each Trustee/Director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting.

Q:	CAN THE SPECIAL MEETINGS BE ADJOURNED?
A:

Yes. Each of the Special Meetings could be adjourned for any reason, including, for example, if a 50% quorum has not been reached. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxies when the adjournment is being voted on. For purposes of any adjournment, the persons named as proxies will vote “FOR” any such adjournment all proxies that they are entitled to vote “FOR” the proposals.

Q:	WHY DID I RECEIVE TWO PROXY CARDS?
A:

Each of the Funds will be holding two meetings in order to separate the proposal items. One proxy card is for the meeting to approve the advisory and sub-advisory contracts and one proxy card is for the meeting to vote on the election of Trustees. Please vote on both proposals by signing and dating both proxy cards and enclosing them in the postage-paid envelope provided or by internet or touch-tone telephone as detailed on the proxy cards.

Q:	WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARDS BUT DO NOT MARK MY VOTE?
A:	Your proxies will be voted in favor of all matters.
Q:	MAY I REVOKE MY PROXIES?
A:

You may revoke your proxies at any time before it is exercised by giving notice of your revocation to the Artio Global Funds in writing (by subsequent proxies or otherwise). You may also revoke your proxies by attending the Special Meetings, requesting the return of your proxies and voting in person.

Q:	HOW CAN I OBTAIN A COPY OF A FUND’S ANNUAL REPORT?

A:

Each Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the Fund at Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 387-6977.

Q:	WHO ARE THE PRINCIPAL SHAREHOLDERS OF EACH FUND?

A:	The principal Shareholders of each Fund are set forth on Annex A to this Proxy Statement.

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)
Artio International Equity Fund (“International Equity Fund”)
Artio International Equity Fund II (“International Equity Fund II”)

ARTIO SELECT OPPORTUNITIES FUND INC.
(the “Select Opportunities Fund”)

(the International Equity Fund, International Equity Fund II and Select Opportunities Fund, each a “Fund” and collectively, the “Artio Global Funds”)
330 Madison Avenue
New York, New York 10017

PROXY STATEMENT
SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2013

This Proxy Statement contains the information that a Shareholder should know before voting on the proposals described in the notice. Each Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any Shareholder upon request by writing to the Fund at Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 387-6977.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust and the Board of Directors of the Select Opportunities Fund (collectively, the “Boards”) to be voted at two separate special meetings (each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of the Artio Global Funds. The first Special Meeting will be held on May 16, 2013, at 10:00 a.m., Eastern Time and the second Special Meeting will be held on May 16, 2013 at 11:00 a.m., Eastern Time at 330 Madison Avenue, New York, New York 10017. Notices of the Special Meetings of Shareholders and proxy cards accompany this Proxy Statement. This Proxy Statement is being mailed on or about March 26, 2013 to Shareholders who held shares as of the close of business on March 13, 2013 (the “Record Date”). The Boards are soliciting proxies from Shareholders with respect to the proposals set forth in the accompanying notices.

MEETING 1:

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY
AGREEMENTS BETWEEN THE ARTIO GLOBAL FUNDS
AND ABERDEEN ASSET MANAGEMENT INC. AND NEW
INVESTMENT SUB-ADVISORY AGREEMENTS BETWEEN
THE ARTIO GLOBAL FUNDS, ABERDEEN ASSET
MANAGEMENT INC. AND ABERDEEN ASSET
MANAGEMENT LIMITED

Summary of the Transaction

Artio Global Management LLC (“Artio”) currently serves as investment adviser to each Fund. On February 13, 2013, Artio Global Investors Inc., Artio’s parent company, entered into an agreement and plan of merger (the “Merger Agreement”) with Aberdeen Asset Management PLC (“Aberdeen PLC”), a U.K. public limited company, pursuant to which Aberdeen PLC will acquire Artio for $2.75 per share (the “Transaction”). The consideration payable under the Merger Agreement consists of a cash payment payable at the closing date in the amount of approximately $166,507,289 based upon the outstanding shares of Artio Global class A common stock as of February 21, 2013, which totaled 60,548,105 and is subject to certain closing adjustments. The Boards of the Artio Global Funds (the “Funds Boards”) met four times to consider and discuss the potential consequences of the Transaction for each Fund and its Shareholders. The Funds Boards received information about Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited (collectively “Aberdeen”) investment management and senior management teams, Aberdeen’s investment performance, quality and scope of services and resources, advisory fees, expense ratios, portfolio turnover, profitability, fall-out benefits, economies of scale, operations, administration, marketing and distribution. In addition, the Funds Boards reviewed the form of new investment advisory agreement and form of new sub-advisory agreement with Aberdeen for each Fund (the “New Agreements” attached hereto as Appendix A-1 and A-2). After careful consideration, the Funds Boards, including all of the members of the Funds Boards (“Board Members”) who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Independent Board Member”)), have approved, and you are being asked to approve, New Agreements between the Funds and Aberdeen subject to the completion of the Transaction.

The Transaction is expected to close on or before June 30, 2013 and is subject to the satisfaction or waiver of customary conditions. Aberdeen has proposed the appointment of members of its experienced Global Equity team as portfolio managers for Artio Global Funds. The following table identifies the portfolio managers of the Global Equity team who are expected to be primarily responsible for the day-to-day management of each Fund’s portfolio after the Transaction, subject to the approval of the New Agreement by the Fund’s Shareholders and the closing of the Transaction. Additional information about the portfolio managers, and about the Global Equity team’s global investment capabilities and strong performance track record, appears below under “Information About Aberdeen.”

Fund	Portfolio Manager(s)

International Equity Fund	Stephen Docherty Bruce Stout Andrew McMenigall Jamie Cumming, CFA® Samantha Fitzpatrick, CFA®

International Equity Fund II	Stephen Docherty Bruce Stout Andrew McMenigall Jamie Cumming, CFA® Samantha Fitzpatrick, CFA®

Select Opportunities Fund	Stephen Docherty Bruce Stout Andrew McMenigall Jamie Cumming, CFA® Samantha Fitzpatrick, CFA®

Following the Transaction, the Aberdeen Global Equity team will restructure each Fund’s portfolio in accordance with its investment program and in continuance of each Fund’s investment objective and strategies. During this period, the Funds, and indirectly each shareholder, will be subject to increased transaction costs in connection with the restructuring, including any brokerage or trading expenses attributable to the disposition and reinvestment of the Fund’s assets.

The New Agreements, if approved, will take effect as of the closing of the Transaction. Approval of the New Agreements will not change the annual advisory fee rates payable by the Funds. There are no new fees to the Funds proposed as a result of the Transaction. If the Transaction closes and the Shareholders of a Fund have not approved a New Agreement for that Fund, the relevant Board will take such actions as it deems in the best interest of the Fund, which may include terminating the current agreement with Artio and entering into interim investment advisory agreements and interim sub- advisory agreements with Aberdeen.

Pursuant to Section 15 of the 1940 Act, each existing investment advisory agreement between the Artio Global Funds and Artio (the “Current Agreements”) terminates automatically upon its “assignment,” which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of Artio in connection with the Transaction. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Aberdeen to provide investment advisory services to a Fund after the Transaction, the Shareholders of the Fund must approve the New Agreements between their Fund and Aberdeen.

Information About Aberdeen

Aberdeen Inc. is a Delaware corporation having its principal offices at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. Aberdeen Limited is a UK limited company having its principal offices at Bow Bells House, 1 Bread Street, London, UK EC4M 9HH. Aberdeen Inc. and Aberdeen Limited are subsidiaries of Aberdeen PLC, located at 10 Queen’s Terrace, Aberdeen, UK AB10 1YG, which holds 100% of the voting shares of Aberdeen Inc. and Aberdeen Limited. Each of Aberdeen Inc. and Aberdeen Limited is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Aberdeen PLC is a large and established firm that is well positioned to provide ongoing stability to the Artio Global Funds. Aberdeen maintains an extensive global investment platform, and the Aberdeen Global Equity team has provided strong investment performance in global and international equity strategies over the long term, as discussed further below. As of December 31, 2012, Aberdeen’s Global Equity team managed

$40.1 billion of global equity strategies, globally, and $7.7 billion of international equity strategies globally.

Portfolio Managers. The following portfolio managers are expected to be primarily responsible for the day-to-day portfolio management of each of the Artio Global Funds after the Transaction, subject to the approval of the New Agreement by the Fund’s Shareholders and the closing of the Transaction:

Stephen Docherty, Head of Global Equities, Aberdeen Limited. Mr. Docherty joined Aberdeen in 1994 and his responsibilities have included performance measurement procedures, generalist coverage and input to all Latin American Investment. Mr. Docherty heads the Global Equity team, which is responsible for the management of all Global and EAFE Equity portfolios. Previously, Mr. Docherty worked with the Life Division of Abbey National PLC. He holds a Bachelor of Science degree (with honors) in Mathematics & Statistics from Aberdeen University.

Bruce Stout, Senior Investment Manager, Aberdeen Limited. Bruce Stout is a Senior Investment Manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager, Aberdeen Limited. Andrew McMenigall is a Senior Investment Manager on the global equities team. He joined Aberdeen in 2003 from Edinburgh Fund Managers PLC, where he held the position of head of global equities. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming, CFA Senior Investment Manager, Aberdeen Limited. Jamie Cumming is a Senior Investment Manager on the global equities team. Jamie joined Aberdeen in 2001 as a Trainee Investment Manager on the UK Small Companies desk. Previously, Jamie worked for Grant Thornton Chartered Accountant as an Audit Senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish Region. Jamie graduated with a BA (Hons) from The University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA® Charterholder. Jamie is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

Samantha Fitzpatrick, CFA®, Senior Investment Manager, Aberdeen Limited. Samantha Fitzpatrick is a Senior Investment Manager on the Global Equity Team. Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team. Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

The portfolio managers’ management of other accounts and funds may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts or funds, on the other. The other accounts or funds may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio managers may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Another potential conflict could include instances in which securities considered as investments for the Funds also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Funds and one or more of the other accounts or funds simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Funds will not participate in a transaction that is allocated among other accounts.

While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Related Performance. International Equity Fund, International Equity Fund II and Select Opportunities Fund have substantially similar investment objectives, policies and strategies as existing funds and managed accounts that are advised by Aberdeen. Listed below is “composite performance” for the Aberdeen International Equity Composite and the Aberdeen Global Equity Composite with regard to all of these substantially similarly managed accounts. The Aberdeen International Equity Composite is made up of 18 portfolios globally, the substantial majority of which are not U.S.-registered investment companies. The Aberdeen Global Equity Composite is made up of 48 portfolios globally, the substantial majority of which are not U.S.-registered investment companies. (Each of the Aberdeen International Equity Composite and the Aberdeen Global Equity Composite is referred to as a “Composite,” and collectively are referred to as the “Composites”). The returns presented in the Composites are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and losses. The returns include the reinvestment of dividends. The fees and expenses of the accounts that make up the composites are generally lower than the applicable Fund’s expenses and if the applicable Fund’s expenses had been used, the returns shown below would be lower.

The performance information below is for the Composites as of December 31, 2012. The table shows how each Composite’s total return has varied over the last one-, three-, and, five-year periods, and shows performance as compared with a broad-based securities market index for reference. The past performance of each composite has been calculated net of all fees. The Composites are comprised substantially of funds and accounts that are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 and subchapter M of the Internal Revenue Code. As a result, the performance results may have been adversely affected if all of the funds and accounts in the Composites had been regulated as investment companies under federal securities laws.

The past performance of the composites is no guarantee of future results in managing the fund. The information below does not represent the performance of International Equity Fund, International Equity Fund II and Select Opportunities Fund or any predecessor to any such Fund and is no indication of how the Funds would have performed in the past or how they will perform in the future.

	Net Return One Year	Annualized Net Return Three Years	Annualized Net Return Five Years
Aberdeen International Equity Composite	15.49%	8.11%	1.56%
MSCI All Country World ex-U.S. Index	17.3%	4.33%	-2.44%

	Net Return One Year	Annualized Net Return Three Years	Annualized Net Return Five Years
Aberdeen Global Equity Composite	15.23%	8.19%	1.32%
MSCI All Country World Index	16.80%	7.19%	-0.61%

The data above present historical performance information for each Composite as a whole. Because of the similarities between: (a) International Equity Fund and International Equity Fund II and the Aberdeen International Equity Composite; and (b) Select Opportunities Fund and the Aberdeen Global Equity Composite, this information may help provide an indication of each Artio Global Fund’s risks once the funds are managed by Aberdeen by showing how a similar composite has performed historically under the Aberdeen portfolio management team. The performance of a Composite, however, is not the performance of International Equity Fund, International Equity Fund II or Select Opportunities Fund, as applicable, and you should not assume that the Artio Global Funds will have the same performance as the Composites. The performance of each of International Equity Fund, International Equity Fund II and Select Opportunities Fund may be greater or less than the performance of its corresponding Composite due to, among other things, the number of the holdings in and composition of the portfolio of International Equity Fund, International Equity Fund II and Select Opportunities Fund, as well as asset size and cash flow differences between each such Artio Global Fund and its corresponding Composite.

Principal Executive Officers and Directors. Information about the principal executive officers and directors of Aberdeen Inc. and Aberdeen Limited, along with their proposed duties to the Artio Global Funds are provided in the following table (none of these individuals currently serves as an officer of any of the Funds). The address of each of the following individuals is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years

Martin J. Gilbert
Year of Birth: 1955
Chief Executive and an Executive Director, Aberdeen PLC, since 1983.
Director, Aberdeen Limited, since 2000.
Director (since 1995) and President (since 2006), Aberdeen Inc.

Vice President (since 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (since 1991), Aberdeen Asset Management Asia Limited; and Director (since 2000), Aberdeen Asset Management Limited; Director (since 1995) and President (since 2006), Aberdeen Asset Management Inc.; officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.

Andrew A. Smith Year of Birth: 1968 Director, Treasurer, Chief Operating Officer, Aberdeen	Director, COO, CFO and Treasurer of Aberdeen Asset Management Inc.

Jennifer A. Nichols Year of Birth: 1978 Director, Vice President, Global Head of Legal, Aberdeen	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).

James C. Gagnier Year of Birth: 1957 Director, Vice President, Head of US Fixed Income, Aberdeen	Head of US Fixed Income, Director and Vice President of Aberdeen Asset Management Inc. Previously, Senior Investment Manager for Aberdeen Asset Management Inc.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Paul J. Atkinson Year of Birth: 1968 Director, Vice President, Head of North American Equities, Aberdeen	Head of North American Equities, Director and Vice President of Aberdeen Asset Management Inc. Previously, Head of Structured Equities Products for Aberdeen Asset Management Inc.

Gary R. Marshall Year of Birth: 1961 Director, Chief Executive Officer, Aberdeen Director, Aberdeen Limited

Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jeffrey L. Cotton Year of Birth: 1977 Director, Vice President, Head of Compliance, Aberdeen

Currently, Vice President and Head of Compliance—US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009—2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006—2009).

Anne H. Richards Year of Birth: 1964 Director, Aberdeen Limited

Chief Investment Officer and Head of Aberdeen Solutions. Head of the EMEA Region and Executive Director of Aberdeen. Anne was chief investment officer and joint managing director of Edinburgh Fund Managers (EFM), which was acquired by Aberdeen in 2003. Prior to joining EFM, Anne worked for Merrill Lynch Investment Managers.
Anne graduated in Electronics and Electrical Engineering from the University of Edinburgh and has an MBA from Insead.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Kenneth Fry Year of Birth: 1952 Director, Aberdeen Limited

Chief Operating Officer of the group and head of the operations division. Ken joined Aberdeen in 1989 with the acquisition of Frederick’s Place Group where he was responsible for investment technology. He joined the board of Aberdeen Asset Managers Ltd in 2001 and was appointed to the group management board in 2005.
Ken graduated from the University of Essex with a BA in Computer Science.

Paul T. Griffiths Year of Birth: 1967 Director, Aberdeen Limited

Currently, Global Head of Fixed Income for Aberdeen Asset Managers Limited. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Andrew A. Laing Year of Birth: 1952 Director, Aberdeen Limited

Deputy Chief Executive of Aberdeen Asset Management plc and a Director of other group subsidiary companies. Andrew joined Aberdeen in 1986 to manage Aberdeen Development Capital PLC, the company’s private equity vehicle. Previously, Andrew worked for Hodgson Martin in the private equity sector prior to which Andrew practiced commercial law for a number of years.
Andrew graduated with an MA in Politics and International Relations and a LLB degree in Law.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Roderick M. MacRae Year of Birth: 1964 Director, Aberdeen Limited

Group Head of Risk, responsible for UK and Global operational risk and regulatory compliance. Rod is also chair of the Aberdeen group executive risk management committee, which has the senior risk oversight function of the group. Rod joined Aberdeen in 2003, following the acquisition of Edinburgh Fund Managers. He joined Edinburgh Fund Managers in 1991, originally as compliance officer, and subsequently chief operating officer. Prior to that, Rod worked for Coopers & Lybrand as a chartered accountant.
Rod graduated with a MA (Hons) in Economics from the University of Edinburgh and is a member of the Institute of Chartered Accountants of Scotland.

Christian A. J. Pittard Year of Birth: 1973 Director, Aberdeen Limited

Currently, Group Head of Product Development, for Aberdeen Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Michael C. Turner Year of Birth: 1962 Director, Aberdeen Limited

Head of global strategy & asset allocation on the multi-asset team, overseeing the asset allocation process for the group working closely with the CIO. Mike is also a director of Aberdeen Asset Managers Ltd., the UK operating subsidiary of AAMplc, and Aberdeen Pension Trustees Ltd. Mike joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003. Mike joined Edinburgh Fund Managers in 1998 as Head of Fixed Interest & Strategy, a director of the investment management divisional board and a member of the asset allocation committee. Previously, Mike worked for WorldInvest as head of fixed income overseeing global fixed income accounts. Prior to that, he worked for Gulf International Bank as a global fixed income manager.
Mike graduated with a BA(Hons) in Economics from Heriot-Watt University.

Jonathan R. Loukes Year of Birth: 1972 Director, Aberdeen Limited

Deputy finance director and responsible for finance across the group, including reporting, treasury and tax. Jonathan joined Aberdeen in 2010 from Deloitte where he held senior roles in corporate finance and audit.
Jonathan graduated with an LLM from Glasgow University and an MBA from Manchester Business School. He is also a Chartered Accountant.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Andrew R. I. Smith Year of Birth: 1963 Director, Aberdeen Limited

Global Head of Property and a member of the Group Management Board. He joined Aberdeen in 2002 as Head of Investment Strategy, and subsequently fulfilled a variety of fund management roles before taking up his current responsibilities in 2010.Following a degree at the University of Birmingham, Andrew’s property career began in 1986 at Pearl Assurance plc in the UK, where he established one of the industry’s first institutional property research teams. The business subsequently became part of Henderson Global Investors, where he remained until moving to Aberdeen.
He has served on a variety of industry steering groups for organisations such as INREV, the Investment Property Forum, the Royal Institution of Chartered Surveyors, the National Retail Planning Forum, the Investment Property Databank and the Bank of England Property Forum. He currently chairs the Investment Property Forum Research Committee and IPD’s Global Pooled Property Funds Consultative Group. He is a member of the Editorial Board of the Journal of Property Investment and Finance, and is a regular contributor to conferences and seminars internationally.

Name, Year of Birth, and Position(s) Held with Aberdeen Inc., Aberdeen Limited and/or Aberdeen PLC	Principal Occupation(s) During Past Five Years
Aidan G. Kearney Year of Birth: 1960 Director, Aberdeen Limited

Co-head of the multi-manager team. Aidan joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Aidan joined Credit Suisse in 2007 from Premier Asset Management where he was Senior Investment Manager of their Pooled Funds range. Previously Aidan worked at Artemis, ABN AMRO, Singer & Friedlander where he headed the multi-manager business and Allied Irish Investment Managers (UK) Ltd where he managed both Charity and Private client portfolios.
Aidan is an Associate of the Chartered Institute of Secretaries (ACSA)

Similarly Managed Funds. Aberdeen also serves as the investment adviser to the following funds that have investment objectives and policies similar to those of the Funds:

Other Funds Managed by Aberdeen	Management Fee	AUM ($ million) as of 12/31/2012
Aberdeen Global Equity	On assets up to $500 million: 0.90%; On assets of $500 million up to $2 billion: 0.85%; On assets of $2 billion and more: 0.80%	122.65

Aberdeen International Equity	0.80% on all assets	1021.11

Comparison of the Current and New Agreements

Pursuant to the Current Agreements, Artio has been retained to manage the investments of each Fund and to provide such investment research, advice and supervision, in conformity with each Fund’s investment objectives and policies, as may be necessary for the operations of each Fund.

The Current Agreements were last approved by Shareholders on May 15, 2008. The purpose of submission of the Current

Agreements to Shareholders at that time was approval of the agreements in light of the proposed initial public offering of Julius Baer Americas Inc., the former parent company of Artio. The initial public offering had resulted in a change in control of Artio, and pursuant to the 1940 Act, Shareholder approval of the Current Agreements was required at that time. The Current Agreements were most recently approved by the Boards, including all of the Independent Board Members, on April 18, 2012.

During the fiscal year ended October 31, 2012, the Artio Global Funds paid Artio the following amounts in advisory fees under the Current Agreements:

Fund	Gross Fees	Waiver/ Reimbursement	Net Fees
International Equity Fund	$31,900,292	$177,224	$31,723,068
International Equity Fund II	$24,323,375	$135,130	$24,188,245
Select Opportunities Fund	$267,497	$207,853	$59,644

Had the New Agreements been in place for the fiscal year ended October 31, 2012, the fees paid to the Funds would have been the same.

Duties. Pursuant to both the Current Agreements and the New Agreements, Artio and Aberdeen, respectively, will provide all necessary investment advisory services to the Artio Global Funds.

Compensation. As compensation for its services to the Artio Global Funds, Aberdeen will receive a fee from the Artio Global Funds in the amount provided below. The fees payable to Aberdeen under the New Agreements are the same as those payable to Artio under the Current Agreements. The fees payable under both the Current and New Agreements are:

Fund	Fee (as a percentage of net assets) under Current Agreements
International Equity Fund	0.90% of the first $5.0 billion in average daily net assets
0.88% on the next $2.5 billion in average daily net assets
0.85% on daily net assets over $7.5 billion

International Equity Fund II	0.90% of the first $5.0 billion in average daily net assets
0.88% on the next $2.5 billion in average daily net assets
0.85% on daily net assets over $7.5 billion

Select Opportunities Fund	0.90%

Under the new sub-advisory agreements, from the fee that it receives from the Fund, Aberdeen Inc. will pay Aberdeen Limited sub-advisory fees at the following rates:

Fund	Fee (as a percentage of net assets) under the New Agreements
International Equity Fund	0.90% of fee received by the Adviser

International Equity Fund II	0.90% of fee received by the Adviser

Select Opportunities Fund	0.90% of fee received by the Adviser

Expense Limitations. Select Opportunities Fund currently operates under expense limitation arrangements, as detailed in the following table. The current expense limitation agreements are in effect through February 28, 2014. Aberdeen has represented that it will honor the terms of any current expense limitation arrangements. There are no expense limitation arrangements for International Equity Fund and International Equity Fund II.

	Expense Limitation Class A	Expense Limitation Class I
Select Opportunities Fund	1.40%	1.15%

Liability. The Current and New Agreements state that neither Artio or Aberdeen, respectively, will be liable to the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreements relate, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties under the Agreement.

Term. The Current Agreements each have a term of one year in accordance with the requirements of the 1940 Act. Each New Agreement has an initial two-year term, and thereafter continuance must be specifically approved at least annually either by: (a) the Board of the respective Fund; or (b) a Majority of the Outstanding Voting Securities (as defined below) of the respective Fund. Any such continuance also requires the approval of a majority of the Independent Board Members.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of a Fund means the affirmative vote of a majority of the Fund’s outstanding shares on the Record Date, or if less, at least two-thirds of the shares of such Fund present at the relevant Special Meeting (if more than 50% of the outstanding shares are present in person or by proxy).

Any required Shareholder approval of the New Agreements shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance (subject to completion of the Transaction); even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of any other Fund.

Broker-Dealers. Each of the Current and New Agreements permits Artio and Aberdeen, respectively, to cause each respective Fund to pay broker-dealers that provide brokerage and research services to the relevant investment adviser, commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if Artio or Aberdeen, as the case may be, determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

Termination. Each of the Current and New Agreements may be terminated at any time, without payment or penalty, by the Board of a Fund or by vote of a Majority of the Outstanding Voting Securities of a Fund, or by Artio and Aberdeen, respectively, at any time without payment of any penalty, upon 60 days’ prior written notice to the other party.

Each of the Current and New Agreements will automatically terminate in the event of its assignment.

Amendments. Each of the Current and New Agreements may be amended by the parties thereto, provided the amendment is approved by the vote of a majority of the Board Members of the applicable Fund, including a majority of the Independent Board Members. Any required Shareholder approval shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of the Fund vote to approve the amendment.

Except as described below, each of the Current and New Agreements are substantially similar.

The New Agreements permit Aberdeen to appoint one or more subadvisers subject to the provisions of the New Agreements and the Investment Company Act of 1940 and any exemptions thereto. Subject to approval by the Artio Funds’ Board of Directors/Trustees, the Funds may rely on an exemptive order from the Securities and Exchange Commission (“SEC”) obtained by Aberdeen Asset Management Inc. (“AAMI”) and Aberdeen Funds, an open-end management investment company formed as a Delaware statutory trust consisting of separate series and advised by AAMI, to operate as a manager-of-manager structure as described below. AAMI does not currently utilize un-affiliated subadvisers in reliance on the exemptive order and does not anticipate operating the Funds in reliance on the exemptive order.

The exemptive order allows AAMI, and any other existing or future registered open-end management investment company or series that is advised by AAMI and any entity controlling, controlled by or under common control with, AAMI, subject to the approval of the board of trustees of the funds, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of AAMI) without the approval of shareholders. The order also allows AAMI to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the board of trustees of the funds, but without shareholder approval.

If a new unaffiliated subadviser is hired for a fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, AAMI has ultimate responsibility, subject to oversight by the board of trustees of the funds, for overseeing a fund’s subadviser(s) and recommending to the funds’ board of trustees the hiring, termination or replacement of a subadviser. In instances where AAMI hires a subadviser, AAMI performs the following oversight and evaluation services to a subadvised fund:

•	initial due diligence on prospective fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the funds’ board of trustees regarding renewal, modification or termination of a subadviser’s contract.

The form of New Agreements are found at Appendix A-1 and A-2 to this Proxy Statement.

Boards’ Evaluation and Recommendation

The Board of the International Equity Fund and International Equity Fund II, all of whom are Independent Board Members and the Independent Board Members of the Select Opportunities Fund (the “Funds Boards”) met five times on January 29, 2013 and February 7, 8 and 12, 2013 and March 7, 2013 to discuss and analyze information about Aberdeen’s investment management and senior management teams, Aberdeen’s investment performance, advisory fees, expense ratios, portfolio turnover, profitability, fall-out benefits, operations, administration, marketing and distribution. Mr. Williams, an interested Board Member of the Select Opportunities Fund and an employee of Artio, was recused from all Board and Committee meetings concerning the New Advisory and Sub-Advisory Agreements of the Select Opportunities Fund. The Funds Boards’ Annual Advisory Contract Review Committee met twice on February 5 and 11, 2013 to review in detail comparative information prepared by Strategic Insight about the relevant Aberdeen Equity

Funds, the Artio Global Funds and selected peer mutual funds. On February 7, 2013, the Funds Boards met with and interviewed key Aberdeen officers, including Messrs. Martin Gilbert Chief Executive Officer, Gary Marshall (US Head), Anne Richards, Global Chief Investment Officer, Jennifer Nichols, Global Head of Legal, Alan Goodson, Head of Product, Andrew McMenigall, Senior Investment Manager on the global equity team, and Jamie Cumming, Senior Investment Manager on the global equity team. The Funds Boards reviewed written detailed answers prepared by Aberdeen to questions formulated by the Funds Boards concerning the nature, quality and scope of Aberdeen’s investment management services, resources, personnel, investment management style and strategies, current and past investment performance and Aberdeen’s future plans for the Artio Global Funds, among other considerations. The Funds Boards also reviewed advisory fee information about Aberdeen’s separately managed accounts, as well as a summary of the discussions held by Artio and Goldman Sachs concerning other investment advisers that considered acquiring Artio Global. On February 12, 2013, the Boards met and further discussed issues and considerations presented by the Transaction, including the terms of the New Agreements which provide for, among other terms, the same advisory fees as the Artio Global Funds, and the following factors:

Nature, Quality and Extent of Services. Aberdeen provides institutional investment management services, including global bottom-up research capabilities, security and market analyses, trade strategy analytics and implementation, and portfolio analysis and reporting, to a globally distributed client base. Subject to the supervision of the Funds Boards, Aberdeen would provide a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all investments and cash equivalents in each Fund. Aberdeen proposes to provide to the Funds Boards such periodic reports concerning a Fund’s business and investments as the Boards shall reasonably request. Aberdeen proposes to provide the extensive resources to ensure a high quality and professional management service to the Funds.

Economies of scale. The International Equity Fund and International Equity Fund II have breakpoints in its advisory fees. An increase in the size of that Fund’s portfolio would add to these economies of scale. Aberdeen intends to grow the Funds and intends to achieve economies of scale with breakpoints as assets increase over time. Aberdeen intends to market and distribute the Funds on a best efforts basis. Should there be an increase in the assets under management of the Funds over time, such increases are anticipated to only further enhance the operational efficiency of the Funds and it is hoped that there will ultimately be a corresponding reduction of the Funds’ overall expense ratios.

Administrative Services. The administrative services and management for each Fund are expected to be performed upon completion of the Transaction by the same personnel (at State Street Bank and Trust Company (“State Street”), the Funds’ administrator) and are expected to remain, upon completion of the Transaction, at least at the present level and quality of services for each Fund.

Advisory Fees and Expenses. The investment advisory fee rates payable by the Artio Global Funds upon completion of the Transaction will be the same rates as payable by each Fund under the Current Agreements. The Funds Boards determined that the advisory fees and expenses for each Fund under the New Agreements are reasonable based on a comparison of other Funds in each Fund’s peer Group. The Boards considered that Aberdeen proposed to make no changes to the current fee structure of the Artio Global Funds and Aberdeen has agreed to honor all voluntary and contractual obligations regarding management fees and fund net operating expense caps with respect to each of the Artio Global Funds.

Performance. Aberdeen has provided strong long-term performance in international equity and global equity strategies as compared to the Artio Global Funds, relevant benchmarks and peer firms.

Overall Stability. Aberdeen is a large and established firm, and the portfolio management team responsible for its international equity and global equity strategies has experienced relatively low turnover. Aberdeen also has a senior management team with substantial experience and an excellent track record of integrating acquired businesses in the U.S. and around the world. On March 7, 2013, the Funds Boards met to review and discuss the Sub-Advisory Agreements with the Funds.

Continuity of the Funds’ Boards. Subject to Fund Shareholder approval, the Funds’ Boards will continue to provide oversight and supervision to the Artio Global Funds’ operations after the completion of the Transaction. The Funds’ Boards are currently comprised of five independent Trustees and Directors. In addition, the Select Opportunities Fund Board has one interested Director who is expected to resign following the Transaction.

Accordingly, after consideration of the above and such other factors and information as they deemed relevant, the Boards, including all of the Board Members present at the meeting who are not parties to the New Agreements or “interested persons” (as defined by the 1940 Act) of the Artio Global Funds or Aberdeen, approved each New Agreement, subject to Shareholder approval, and voted unanimously to recommend their approval to each respective Fund’s Shareholders.

Recommendation

After careful consideration, the Funds Boards unanimously recommend a vote “FOR” the approval of the New Agreements between the Artio Global Funds and Aberdeen, to take effect upon the completion of the Transaction.

MEETING 2:

PROPOSAL 2

ELECTION OF TRUSTEES/DIRECTORS OF
THE ARTIO GLOBAL FUNDS

Background

The purpose of this proposal is to elect a Board of Trustees for the Trust and Board of Directors for the Select Opportunities. It is intended that the persons named as proxies will vote in favor of the election of all of the six nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee’s term of office will be until his or her successor is elected and qualified. If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies will vote for such other persons as the Boards may recommend. All nominees named below are currently Trustees/Directors of the Boards and have served in that capacity continuously since originally elected or appointed. None of the nominees are related to each other. The nominees listed under “Nominees for Independent Trustee/Director” are Independent Trustees/Directors, that is they are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds. The nominee listed under “Nominee for Interested Trustee/Director” is an “interested person,” as defined in the 1940 Act, of the Artio Global Funds by virtue of his position with Aberdeen Asset Management Inc. (“Aberdeen”), Artio Global Funds investment adviser following the transaction.

Shareholders are being asked to re-elect the current Trustees/Directors who were previously elected by Shareholders and to elect the Trustees/Directors who were previously appointed by the Boards because federal law requires that at least two-thirds of the Trustees/Directors be elected by the Shareholders. Having all Trustees/Directors elected or re-elected by the Shareholders at this time facilitates the appointment of future Trustees/Directors by the Boards should it become necessary, as long as two-thirds of the resulting Boards were elected by Shareholders. If the nominees are not elected by Shareholders, each of the current Trustees/Directors will continue to serve until the earlier of his or her death, resignation or election and qualification of his or her successors.

Information about the Nominees

Set forth below are the names of the nominees together with certain information about them. The address of each nominee is c/o Artio Global Funds, 330 Madison Avenue, New York, NY 10017.

Nominees for Independent Trustees and Directors:

Name and Age[3]	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held During Past Five Years
Antoine Bernheim 59	Trustee of the Trust since November 2004; Director of SOF since July 1990; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–2012 (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing)	6	None

Thomas Gibbons 65	Trustee of the Trust since November 2004; Director of SOF since December 1993.	President, Cornerstone Associates Management, 1987–present (consulting firm)	6	None

Name and Age[3]	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships[2] Held During Past Five Years
Cynthia Hostetler 50	Trustee of the Trust since September 2011; Director of SOF since November 2010.	Member of the Board of Directors of the Edgen Group (energy), and TriLinc Global Impact Fund 2012–present; Vice President of Investment Funds, Overseas Private Investment Corporation, 2001–2009; President, First Manhattan Bancorporation, 1991–2006	6	Director, Edgen Group (NYSE: EDG) 2012–present; Director, TriLinc Global Impact Fund, 2013–present.

Robert S. Matthews 69	Trustee of the Trust since June 1992; Director of SOF since June 2002.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm)	6	Trustee, Allstate Financial Investment Trust, 2008–2009, (investment company).

Peter Wolfram 59	Trustee of the Trust since June 1992; Director of SOF since November 2004.	Partner, Kelley Drye & Warren LLP, 1983–present (law firm)	6	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/Select Opportunities Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ Shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Age calculated as of March 1, 2013.

Relevant Business and Mutual Fund Experience of the Nominees for Trustee/Director

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Trust and the Select Opportunities Fund. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and was Chairman and founder of Dome Securities Corp., a broker-dealer from 1995 to 2012. Mr. Bernheim advises institutional and private investors and has been active in the sponsorship of and capital raising for hedge funds. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 1990. He has many years of experience with the Funds’ operations and history. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Compliance and Disclosure Committee and Nominating and Governance Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 1993. He has many years of experience with the Funds’ operations and history. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum Panels dealing with Mutual Fund Director issues. Mr. Gibbons is currently the Chairman of the Compliance and Disclosure Committee and is also a member of the Risk Management Oversight Committee and Investment Management and Service Contracts Committee.

Cynthia Hostetler: Ms. Hostetler is an experienced business executive with service in banking and finance since 1993. She serves as a Director of the Edgen Group (NYSE: EDG), a global energy infrastructure company and TriLinc Global Impact Fund. Ms. Hostetler has served as President of First Manhattan Bancorporation, a Kansas bank holding company, and Vice President Investment Funds at the Overseas Private Investment Corporation (OPIC). She joined the Board of Directors for the Select Opportunities Fund and its related Committees in November 2010 and joined the Board of Trustees of the Trust and its related Committees in September 2011. Ms. Hostetler has many years of experience as a practicing corporate attorney with a knowledge of fund operations and emerging markets investments. Ms. Hostetler is currently the Chairwoman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee, Nominating and Governance Committee, and Audit and Valuation Committee.

Robert S. Matthews: Mr. Matthews is an experienced business executive who has practiced accounting since 1965. He was a partner at KPMG until 1989 when he left KPMG to start a new C.P.A. firm. He is the founder and managing partner of Matthews & Co., LLP, a certified public accounting firm. He served as a Trustee of the Allstate Financial Investment Trust, a registered investment company, for 1 year. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 2002. He has many years of experience with the Funds’ operations and history. Mr. Matthews is currently the Chairman of the Audit and Valuation Committee and is also a member of the Risk Management Oversight Committee.

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLC, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Select Opportunities Fund’s Board of Directors and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Wolfram is currently the Chairman of the Nominating and Governance Committee and is a member of the Risk Management Oversight Committee, Compliance and Disclosure Committee and Audit and Valuation Committee.

Board Leadership Structure and Risk Oversight

Since 2004 the Chairmen of the Funds’ Boards have been and continue to be independent trustees/directors. The current Chairman, Antoine Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, the Funds’ Boards have been comprised of at least a majority of independent trustees/directors and remain committed to trustee/director independence.

The Boards oversee risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk). The Boards have established Risk Management Oversight Committees (the “RMOC”) to oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Boards. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser. The Adviser provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk including changes in risk profile. In addition, the Adviser provides an Enterprise Risk Report to the RMOC annually which details material risks concerning the Funds. The RMOC is comprised of all members of each Board and it consults with counsel to the Funds regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser each Fund’s current portfolio and operational risk profile. The Board has determined that the Funds’ leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

In addition to the RMOC, each Board’s other committees assist in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk compliance risk and operational risk. The Boards receive reports from each committee regarding each committee’s area of responsibility and, through these reports and its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Boards review the fair value determinations of the Adviser through the Audit and Valuation

Committees. Each Board has appointed a Chief Compliance Officer for the Funds (the “Fund CCO”) who provides a comprehensive written report annually and presents quarterly reports at the Boards’ regular meetings. Each Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Funds’ compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Funds with the Boards, soliciting the Boards’ input on many aspects of management, including potential risks to the Funds. The Boards’ Audit and Valuation Committees also receive reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Boards also meet in executive session with counsel to the Funds, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Boards in private without representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Boards oversee the risk management parameters for the Funds. In addition, through the Compliance and Disclosure Committee, the Boards review the Fund CCO’s process of reviewing each service provider’s compliance program, including any violations of the Code of Ethics, forensic testing by the Fund CCO, and any compliance matter brought to its attention.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards RMOC or other Committees.

Officers of Funds1:

The business address for each officer of the Funds, except Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. Smith, Mr. James, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

[1] Subject to Shareholder approval of the New Agreements and consummation of the Transaction, the Boards will appoint and elect Fund officers that are employees of Aberdeen and State Street.

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Anthony Williams 48	President, Chief Executive Officer and Principal Executive Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	Chief Executive Officer (2012–present) and member of Board of Directors of Artio Global (2004–present), and member of Board of Directors of Artio Global Investors Inc. (since 2012).
			•	Chief Operating Officer of Artio Global (2004–2012)
Greg Hopper 55	Vice President	Officer of the Trust since 2002; Officer of SOF since 2002.	•	Senior Vice President, Artio Global (2009–present)
			•	First Vice President, Artio Global (2002–2009)
Richard C. Pell 58	Vice President	Officer of the Trust since 1995; Officer of SOF since 2004.	•	Managing Director and Chief Investment Officer, Artio Global (1995–present)
			•	Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007–2012)
			•	Chief Executive Officer, Artio Global (2007–2012)
Donald Quigley 48	Vice President	Officer of the Trust since 2001.	•	Senior Vice President and Head of Global Fixed-Income, Artio Global (2001–present)
Rudolph-Riad Younes 51	Vice President	Officer of the Trust since 1997; Officer of SOF since 2004.	•	Managing Director and Head of International Equity, Artio Global (2002–present)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Keith Walter 43	Vice President	Officer of SOF since 2012.	•	Senior Portfolio Manager and Head of Global Equity, Artio Global (2012 to present)
			•	Portfolio Manager for a private family office (2010–2012)
			•	Senior Portfolio Manager, Artio Global (1999–2010)
Elena Liapkova, CFA 39	Vice President	Officer of the Trust since 2010.	•	Portfolio Manager and First Vice President, Artio Global (2005–present)
Timothy J. Clemens 37	Chief Financial Officer	Officer of the Trust since 2009; Officer of SOF since 2009.	•	Vice President, Artio Global (2009–present)
			•	Vice President, The Bank of New York Mellon (2006–2009)
Alex Bogaenko 49	Treasurer	Officer of the Trust since 2005; Officer of SOF since 2005.	•	Vice President, Artio Global (2005–present)
Ken Kapner 55	Vice President	Officer of the Trust since 2009; Officer of SOF since 2009.	•	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997–present)
Michael K. Quain 55	Chief Compliance Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	First Vice President, Artio Global (2002–present)
Victor J. Simon 44	Vice President	Officer of the Trust since 2010; Officer of SOF since 2010.	•	First Vice President, Artio Global (2006–present)
Michael McVoy 55	Anti-Money Laundering and Identity Theft Officer	Officer of the Trust since 2004; Officer of SOF since 2004.	•	Chief Compliance Officer for U.S. Bancorp (2002–present)

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
			•	Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)
Brian Smith 45	Assistant Treasurer	Officer of the Trust since 2007; Officer of SOF since 2007.	•	Vice President, State Street Bank and Trust Company (2007–present)
David James 42	Assistant Secretary	Officer of the Trust since 2010; Officer of SOF since 2010.	•	Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present)
			•	Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009)
Tracie A. Coop 36	Secretary	Officer of the Trust since 2008; Officer of SOF since 2008.	•	Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present)

[1]	Each officer of the Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

[2]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

[3]	Age calculated as of March 1, 2013.

Standing Board Committees

The Funds have an Audit and Valuation Committee comprised of Trustees and Directors who are not “interested persons” of the Boards as defined by the 1940 Act (“Independent Board members”). The members of the Audit and Valuation Committee are Messrs. Matthews (Chairman), and Wolfram and Ms. Hostetler. As set forth in its charter, the primary duties of the Audit and Valuation Committee are: 1) to recommend to the Board the independent registered public accounting firm to be retained for the next fiscal year, 2) to meet with the Funds’ independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the officers to the Funds or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, 7) to make fair value determinations on behalf of the Board; and 8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit and Valuation Committee may deem necessary or appropriate. The Audit and Valuation Committee meets at least quarterly. For the fiscal year ended October 31, 2012, the Audit and Valuation Committee met seven times.

The Funds have a Nominating and Governance Committee that is comprised of Messrs. Wolfram (Chairman), Bernheim and Ms. Hostetler, who are Independent Board members. As set forth in its charter, the Nominating and Governance Committee’s primary responsibilities are: 1) to evaluate and nominate candidates when there is a vacancy on the Board, 2) oversee the Funds’ corporate governance policies and programs, 3) periodically review the standards for Trustee and Director independence; 4) oversee the annual performance evaluation of the Board; 5) periodically review, evaluate and make recommendations with respect to all aspects of Trustee and Director compensation; 6) review and make recommendations with respect to Trustee and Director indemnification and insurance matters; 7) review and make recommendations with respect to Chief Compliance Officer compensation; and 8) monitor the performance of legal counsel employed by the Funds and the Independent Board members. The Nominating and Governance Committee meets as necessary. For the fiscal year ended October 31, 2012, the Nominating and Governance Committee met two times.

The Funds’ Nominating and Governance Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Trustees and Directors, including any recommendations proposed by Shareholders, and presents recommendations to the Board. The Nominating and Governance Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating and Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any Shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating and Governance Committee. In evaluating a candidate recommended by a Shareholder, the Nominating and Governance Committee, in addition to the factors discussed above, may consider the objectives of the Shareholder in submitting that nomination and whether such objectives are consistent with the interests of all Shareholders. The Nominating and Governance Committee also reviews the compensation arrangements for the Independent Board members.

The Funds have an Investment Management and Service Contracts Committee, which is comprised of Ms. Hostetler (Chairwoman) and Messrs. Gibbons and Matthews, who are Independent Board members. In addition to other responsibilities, the Investment Management and Service Contracts Committee shall: 1) gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreements to the full Board for approval; and 2) review contracts with the Funds’ service providers, including the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter, prior to submission to the full board for approval. The Investment Management and Service Contracts Committee meets as necessary. For the fiscal year ended October 31, 2012, the Investment Management and Service Contracts Committee met six times.

The Funds have a Compliance and Disclosure Committee, which is comprised of Messrs. Gibbons (Chairman), Bernheim and Wolfram, who are Independent Board members. In addition to other responsibilities, the Compliance and Disclosure Committee shall periodically review: 1) the Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; 2) any violations of the Code of Ethics; 3) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; 4) any compliance matter brought to its attention; 5) all audits by and reply letters to the SEC; 6) forensic testing by the Chief Compliance Officer; 7) disclosures in the Funds’ registration statements, including any updates and supplements; 8) the Funds’ controls and procedures that are designed to ensure information required by the SEC to be disclosed in the Funds’ registration statements will be adequately disclosed to Shareholders; and 9) any material matters of disclosure in the Funds’ financial statements, Shareholder reports and proxy statements required by the SEC. The Compliance and Disclosure Committee meets as necessary. For the fiscal year ended October 31, 2012, the Compliance and Disclosure Committee met one time.

The Funds have a Risk Management Oversight Committee, which is comprised of Messrs. Bernheim (Chairman), Gibbons, Matthews, and Wolfram and Ms. Hostetler. In addition to other responsibilities, the Risk Management Oversight Committee shall oversee the Funds’ risk management policies and procedures for the Funds’ investments and review all new products proposed for investment in the Funds. The Risk Management Oversight Committee meets as necessary. For the fiscal year ended October 31, 2012, the Risk Management Oversight Committee met two times.

The Boards held four regular meetings and eight special meetings during the fiscal year ended October 31, 2012. During the fiscal year ended October 31, 2012, each Trustee attended at least 75% of the aggregate number of meetings of the Boards and of any Committee on which he or she served.

Ownership of Fund Shares

Share Ownership in the Fund Complex as of December 31, 2012

Name of Trustee/ Director	Dollar Range of Equity Securities in the Trust	Dollar Range of Equity Securities in the Select Opportunities Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family
Disinterested Trustees/Directors
Antoine Bernheim	International Equity Fund II $10,001 – $50,000	None	$10,001 – $50,000
Thomas Gibbons	International Equity Fund II $1 – $10,000	$1 – $10,000	$10,001 – $50,000
Cynthia Hostetler	None	None	None
Robert S. Matthews	International Equity Fund over $100,000 International Equity Fund II $50,000 – $100,000 Global High Income Fund $1 – $10,000	$1 – $10,000	over $100,000
Peter Wolfram	None	$10,001 – $50,000	$10,001 – $50,000

Trustee/Director Compensation

With the exception of the Chief Compliance Officer of the Funds, no director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee. A portion of the Chief Compliance Officer of the Funds’ annual compensation may be paid by the Funds.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2012.

Name of Trustee/ Director	Antoine Bernheim	Thomas Gibbons	Harvey B. Kaplan[1]	Robert S. Matthews	Peter Wolfram	Cynthia Hostetler	Robert McGuire[2]
Compensation from the Trust	$183,036	$153,112	$153,112	$168,074	$153,112	$153,112	$38,260
Compensation from the Select Opportunities Fund	$464	$388	$388	$426	$388	$388	$115
Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	None	None	None	None	None	None	None
Estimated Annual Benefit Upon Retirement	None	None	None	None	None	None	None
Total Compensation from the Trust and the Select Opportunities Fund	$183,500	$153,500	$153,500	$168,500	$153,500	$153,500	$38,375

[1]	Mr. Kaplan retired from the Boards effective September 12, 2012.

[2]	Mr. McGuire retired from the Board effective December 8, 2011.

The Independent Board members are paid an annual retainer of $153,500 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $30,000 per annum in addition to the annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $15,000 per annum in addition to the annual retainer.

Global Financial Markets Institute Inc. has entered into an agreement with the Funds to provide consulting services with regard to risk management oversight and is paid an annual fee of $12,000 for its services. Kenneth Kapner, President and CEO of Global Financial Markets Institute Inc., also serves as a Vice President of the Funds.

Independent Registered Public Accounting Firm

At a regular meeting of the Boards on December 13, 2012, the Boards selected and approved KPMG LLP to serve as the Artio Global Funds Independent Auditors for the fiscal year ending October 31, 2013. If requested by any Shareholder at a reasonable time before the Meeting, a representative of KPMG LLP will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

The following table sets forth the aggregate fees billed for professional services rendered to the Trust and Select Opportunities Fund by KPMG LLP for the fiscal years ended October 31, 2011 and October 31, 2012.

Trust

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year ended October 31, 2011	$ 238,700	$ 41,700	$ 79,635	$204,052 (for services related to European Union Article 56 reclaims)
Fiscal Year ended October 31, 2012	$ 211,900	$ 41,700	$ 79,635	$0

Select Opportunities Fund

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year ended October 31, 2011	$ 24,500	$ 4,100	$ 10,000	$0
Fiscal Year ended October 31, 2012	$ 24,500	$ 4,100	$ 10,000	$0

The Audit and Valuation Committee approved 100% of the audit-related, tax and all other fees described in the table above. The aggregate fees billed by KPMG LLP for non-audit services rendered to the Artio Global Funds, the Adviser, and any entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Artio Global Funds for the fiscal year ended October 31, 2011 and October 31, 2012 were $1,350,433 and $1,697,986, respectively. The Audit and Valuation Committee considered any fees paid to the Independent Auditors by the Adviser, and any entities controlling, controlled by, or under common control with the Adviser and determined that these fees, if any, did not impact the independence of the Independent Auditors.

Recommendation

The Boards unanimously recommend that Shareholders vote “FOR” each Nominee.

Legal Requirements for the Independence of the Funds Board

Section 15(f) of the 1940 Act provides that an investment adviser, (such as Artio,) to a registered investment company, (such as the Trust), and the affiliates of such adviser may receive an amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such investment adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the und, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for anything other than bona fide investment advisory or other services. As purchaser, Aberdeen has agreed to use its reasonable best efforts to assure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction. The Funds Boards intend to maintain a Board structure that will satisfy the first condition of Section 15(f) and to operate the Funds in a manner that will satisfy the no “unfair burden” condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

ADDITIONAL INFORMATION

Custodian and Administrator

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, currently serves as the custodian and administrator for the Artio Global Funds, and will continue to do so after the Transaction.

Shares Outstanding

At the close of business on the Record Date, the following number of shares of beneficial interest, or of common stock, as the case may be, of each Fund were outstanding:

Fund	Number of Shares Outstanding
International Equity Fund	37,523,481
International Equity Fund II	53,256,855
Select Opportunities Fund	383,370

Information regarding the principal holders and control persons of the Funds is provided in Annex A.

Required Vote

For each Fund, approval of Proposal 1 will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund (as defined above) and approval of Proposal 2 will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Trustees. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter), will be counted for purposes of determining quorum. Since abstentions and broker non-votes will be counted as present, but not as voting in favor of any proposal, these votes will have the same effect as if they had been cast against Proposal 1 and will have no effect on Proposal 2.

Voting Procedures

Directions to attend the Special Meetings where you may vote in person can be found on our website at www.artiofunds.com. Valid photo identification may be required to attend the Special Meetings in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies. Proxies may be revoked at any time before the Special Meetings by: (i) a written revocation received by the Secretary of the Funds; (ii) properly executed later-dated proxies received by the Secretary of the Funds, or (iii) an in-person vote at the Special Meetings. Attendance at the Special Meetings will not in and of itself revoke proxies. Shareholders may revoke proxies as often as they wish before the Special Meetings. Only the latest dated, properly executed proxy cards received prior to or at the Special Meetings will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meetings or any adjournment of the Special Meetings. For the Trust, the holders of shares entitled to cast one-half of the votes entitled to be cast by each class or series of a Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Special Meeting. For the Select Opportunities Fund, the holders of shares entitled to cast one third of the votes entitled to be cast by the Select Opportunities Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Special Meeting. However, even if a quorum is reached at a Special Meeting, the approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund (as defined above).

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Special Meetings, the persons named as proxies may propose one or more adjournments of the Special Meetings with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of a Special Meeting will require the affirmative vote of the holders of a majority of the applicable Fund’s shares cast at such Special Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by Artio.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Board Members, officers and employees of the Fund; by personnel of Artio, its affiliates, or by broker-dealer firms. AST Fund Solutions, LLC, a professional proxy solicitor, has been retained to assist in the solicitation of proxies for a fee of approximately $315,000, which will be paid by Artio, not the Funds.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by e-mail or in person, the Funds also may arrange to have votes recorded by telephone by officers and employees of the Funds or by the personnel of Artio, the transfer agent or the proxy solicitor. The telephone voting procedure is designed to verify a Shareholder’s identity, to allow a Shareholder to authorize the voting of shares in accordance with the Shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A Shareholder will be called on a recorded line at the telephone number in fund’s account records and will be asked to provide certain identifying information. The Shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Special Meetings in accordance with the Shareholder’s instructions.

Alternatively, a Shareholder may vote via telephone by taking the following steps:

•	Read the Proxy Statement and have your proxy cards at hand.

•	Call the toll-free-number located on your proxy cards.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that a Shareholder’s instructions have been recorded correctly, the Shareholder also will receive a confirmation of the voting instructions. If the Shareholder decides, after voting by telephone, to attend the Special Meetings, the Shareholder can revoke the proxies at that time and vote the shares at the Special Meetings.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Special Meetings. Do not mail the proxy cards if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy cards. These Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

•	Read the proxy statement and have your proxy cards at hand.

•	Go to the Web site on the proxy cards.

•	Enter the “control number” found on your proxy cards.

•	Follow the instructions on the Web site.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this proxy statement may be delivered to Shareholders residing at the same address, unless such Shareholders have notified the Funds of their desire to receive multiple copies of the Shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Funds by writing to the Funds at 330 Madison Avenue, New York, New York 10017, or by calling 800.780.7386. The Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds’ shareholder reports and other materials in the future, and Shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Shareholder Proposals

The Artio Global Funds are not required to hold annual Shareholder meetings. Because the Artio Global Funds do not hold regular meetings of Shareholders, the anticipated date of the next Shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of Shareholders, a Shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Legal Proceedings

On February 20, 2013, a class action litigation against Artio, its corporate board of directors, chief executive officer, and Guardian Acquisition Corporation, the Aberdeen subsidiary that is proposed to acquire Artio, was filed in the Delaware Court of Chancery. The complaint alleges that the Artio corporate board of directors breached its fiduciary duties in connection with the Transaction and that Artio and Aberdeen aided and abetted such fiduciary breaches. Specifically, the complaint alleges that (a) the $2.75 merger price substantially undervalues Artio; (b) the sales process was flawed; (c) the tax receivable agreement between two Artio principals and Artio provides benefits to those Artio principals that will not be shared by public shareholders; and (d) certain terms of the acquisition agreement, such as the termination fee and the “no shop” restrictions, among other terms, preclude a potential buyer from making a bid higher than $2.75 per share. Additional suits have been filed against Artio in connection with the Transaction. Artio and Aberdeen have stated that they intend to vigorously defend these suits.

Other Matters

The Boards do not know of any matters to be presented at the Special Meetings other than those described in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

BY ORDER OF THE BOARDS

March 26, 2013,
New York, New York

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARDS IN THE ENCLOSED ENVELOPE(S) OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

Annex A

Control Persons of the Artio Global Funds

As of March 13, 2013, the persons listed below beneficially owned more than 25% of the outstanding shares of the International Equity Fund and Select Opportunities Fund and as such, could be deemed to control each such Fund within the meaning of the 1940 Act. To the knowledge of International Equity Fund II, no entity owned more than 25% of the outstanding shares of either such Fund, and as such, could not be deemed to control such Fund within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund.

Name and Address of Owner	Percentage of Fund
INTERNATIONAL EQUITY FUND	46.60%
CHARLES SCHWAB & CO INC. FBO ITS CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905

SELECT OPPORTUNITIES FUND	33.02%
CHARLES SCHWAB & CO INC. FBO ITS CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905

Principal Shareholders of the Artio Global Funds

Set forth below are the names and addresses of all persons who, as of March 13, 2013, owned of record or beneficially 5% or more of a Fund’s shares. As of December 31, 2012, the officers and the Board Members of the Funds as a group owned less than 1% of the Funds’ shares except the Select Opportunities Fund. The officers and members of the Boards as a group owned 19.31% of the Select Opportunities Fund.

Fund Name and Share Class	Name and Address of Owner*	Percent of Class
INTERNATIONAL EQUITY FUND

Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	55.03%

Fund Name and Share Class	Name and Address of Owner*	Percent of Class
	National Financial Services 200 Liberty Street New York, NY 10281-1003	18.82%

	Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087-1816	5.30%

Class I	National Financial Services 200 Liberty Street New York, NY 10281-1003	25.12%

	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	23.06%

	Mercer Trust Company One Investors Way Norwood, MA 02062-1599	10.36%

	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	6.39%

	State Street Bank & Trust Company FBO Olin Corporation Employee Ownership Plan 1200 Crown Colony Dr. Quincy, MA 02169-0938	6.34%

	Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087-1816	5.44%

INTERNATIONAL EQUITY FUND II

Class A	National Financial Services 200 Liberty Street New York, NY 10281-1003	33.45%

	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	33.39%

Class I	National Financial Services 200 Liberty Street New York, NY 10281-1003	16.91%

Fund Name and Share Class	Name and Address of Owner*	Percent of Class
	Wells Fargo Bank Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	16.03%

	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	13.24%

	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	10.78%

	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburg, PA 15230-3198	7.97%

	LPL Financial FBO Customer Accounts 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.36%

SELECT OPPORTUNITIES FUND

Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	25.47%

	National Financial Services 200 Liberty Street New York, NY 10821-1003	13.94%

	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	11.35%

	E*Trade Clearing LLC P.O. Box 3512 Arlington VA, 22203-0512	6.36%

	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	5.42%

Fund Name and Share Class	Name and Address of Owner*	Percent of Class
Class I	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	40.50%

	Strafe & Co FBO Richard Pell P.O. Box 6924 Newark, DE 19714-6924	32.43%

	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. FL 97HC3 Jacksonville, FL 32246-6484	18.07%

	LPL Financial FBO Customer Accounts 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.69%

APPENDIX A-1

Form of
INVESTMENT ADVISORY AGREEMENT WITH ABERDEEN

THIS AGREEMENT is made and entered into as of the [•] day of [•],by and between Artio Global Investment Funds Trust (the “Trust”), a Massachusetts business trust, and Aberdeen Asset Management, Inc. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

W I T N E S S E T H :

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to certain of the series of the Trust, all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a “Fund”); and

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

Appointment as Adviser. The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

Duties of Adviser.

Investment Management Services.

Subject to the supervision and direction of the Trust’s Board of Trustees (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the SEC, or by rule or regulation), the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for each Fund, including investment research and

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management with respect to all securities and investments and cash equivalents in each Fund, evaluation and if appropriate, sale and reinvestment of each Fund’s assets. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment objectives, policies and restrictions of each Fund as set forth in that Fund’s current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Trust’s Board of Trustees. With respect to foreign securities, at its own expense, the Adviser may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities laws.

Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a “Subadviser”) to provide each Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund’s assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by an unaffiliated Subadviser to purchase, hold, or sell a security for a Fund.

Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

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The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser’s ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Trust’s Board of Trustees whether a Subadviser’s contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

The Adviser shall provide to the Trust’s Board of Trustees such periodic reports concerning a Fund’s business and investments and use its best efforts to keep the Trust’s Board of Trustees informed of developments materially affecting each Fund, and will, on its own initiative, furnish the Trust’s Board of Trustees from time to time whatever information the Adviser believes is appropriate for this purpose or as the Board of Trustees shall reasonably request.

Subject to the supervision and direction of the Trust’s Board of Trustees, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of each Fund: (a) providing each Fund with office space (which may be the Adviser’s own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to each Fund’s shareholders, (d) assisting in the preparation of each Fund’s tax returns, (e) assisting in monitoring and developing compliance procedures for each Fund which will include, among other matters, procedures for monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between each Fund and the Fund’s independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust’s Agreement and Declaration of Trust, as from time to time amended and/or restated, and By-Laws, as from time to time amended and/or restated, and the Prospectus and with the instructions and directions

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received from the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Trust’s Board of Trustees, it shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the Adviser.

Consistent Standards. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Trust and the Funds; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

Brokerage. The Adviser is authorized, subject to the supervision of the Trust’s Board of Trustees, (1) to establish and maintain accounts on behalf of each Fund with, and to place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers (“brokers”) as the Adviser may select, and (2) to negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the most favorable price and execution available, except to the extent the Adviser may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be

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deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a Fund’s investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Adviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Trust’s Code of Ethics, as the same may be amended from time to time.

Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters

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pertaining to the Funds and the Trust (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Trust. In addition, the Fund’s Books and Records shall be available to the Trust at any time upon request and shall be available for telecopying without delay to the Trust during any day that the Funds are open for business.

Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Adviser shall be responsible for the expenses and costs for the officers of the Trust and the Trustees of the Trust who are “interested persons” (as defined in the 1940 Act) of the Adviser.

It is understood that the Trust will pay all of its own expenses, including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to an administrator appointed by the Trust to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Trust; (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust; (5) the charges and expenses of dividend and capital gain distributions; (6) the compensation and expenses of Trustees of the Trust who are not “interested persons” of the Adviser; (7) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (8) all taxes and fees payable by the Trust to Federal, State or other governmental agencies; (9) the cost of stock certificates representing shares of the Trust; (10) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses and reports to shareholders; (11) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection

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with the Trust’s existence, financial structure and relations with its shareholders; (12) insurance and bonding premiums, (13) association membership dues; (14) bookkeeping and the costs of calculating the net asset value of shares of the Trust’s Funds; and (15) expenses relating to the issuance, registration and qualification of the Trust’s shares.

Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on a Fund’s average daily net assets.

The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Adviser at any time.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Trust as follows:

a.	The Adviser is registered as an investment adviser under the Advisers Act;

b.

The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of [•] with the power to own and possess its assets and carry on its business as it is now being conducted;

c.

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene

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or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

d.

The Form ADV of the Adviser provided to the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

Liability and Indemnification.

Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to a Fund or the Trust, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Adviser shall indemnify the Trust and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

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Duration and Termination.

Duration. Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement and for any Fund subsequently added to this Agreement, an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to each of the Funds; provided that such continuance is specifically approved at least annually by the Trust’s Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Trust’s Board of Trustees, or, with respect to a Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be in writing and approved by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

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Confidentiality. Subject to the duties of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the Trust and the actions of the Adviser and the Funds in respect thereof. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Trust all confidential information within its control, except that the Adviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

The Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Adviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

Jurisdiction. This Agreement shall be governed by and construed to be in accordance with substantive laws of the State of [•] without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

Certain Definitions. For the purposes of this Agreement, “interested person,” “affiliated person,” “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

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Funds and its Trustees. The terms “Funds” and the “Trustees of Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust made and dated as of [•], as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:
[•]

By:
Name:
Title:

TRUST:
[•]

By:
Name:
Title:

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Exhibit A
to the
Artio Global Investment Funds

INVESTMENT ADVISORY AGREEMENT

This Schedule A, dated as of [_____________], 2013, is Exhibit A to the Investment Advisory Agreement between Aberdeen Asset Management, Inc. and Artio Global Investment Funds.

Name of Fund	Fee (as a percentage of net assets)	Initial Term of Agreement*
International Equity Fund	0.90% of the first $5.0 billion in average daily net asset; 0.88% on next $2.5 billion in average daily net assets; and 0.85% on daily net assets over $7.5 billion	two-years
International Equity Fund II	0.90% of the first $5.0 billion in average daily net asset; 0.88% on next $2.5 billion in average daily net assets; and 0.85% on daily net assets over $7.5 billion	two-years

*The Agreements are subject to annual approval by each Fund’s Board of Trustees.

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Form of
INVESTMENT ADVISORY AGREEMENT WITH ABERDEEN

THIS AGREEMENT is made and entered into as of the [•] day of [•],by and between Artio Select Opportunities Fund, Inc. (the “Fund”), a Maryland corporation, and Aberdeen Asset Management, Inc. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

W I T N E S S E T H :

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to certain of the series of the Fund, all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a “Fund”); and

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the Fund and the Adviser do mutually agree and promise as follows:

Appointment as Adviser. The Fund hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

Duties of Adviser.

Investment Management Services.

Subject to the supervision and direction of the Fund’s Board of Directors (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the SEC, or by rule or regulation), the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund, evaluation and if appropriate, sale and

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reinvestment of each Fund’s assets. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment objectives, policies and restrictions of each Fund as set forth in that Fund’s current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Fund’s Board of Directors. With respect to foreign securities, at its own expense, the Adviser may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities laws.

Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a “Subadviser”) to provide each Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund’s assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by an unaffiliated Subadviser to purchase, hold, or sell a security for a Fund.

Subject to the supervision and direction of the Directors, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective

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Subadvisers and monitoring each Subadviser’s ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Fund’s Board of Directors whether a Subadviser’s contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

The Adviser shall provide to the Fund’s Board of Directors such periodic reports concerning a Fund’s business and investments and use its best efforts to keep the Fund’s Board of Directors informed of developments materially affecting each Fund, and will, on its own initiative, furnish the Fund’s Board of Directors from time to time whatever information the Adviser believes is appropriate for this purpose or as the Board of Directors shall reasonably request.

Subject to the supervision and direction of the Fund’s Board of Directors, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of each Fund: (a) providing each Fund with office space (which may be the Adviser’s own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Directors, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to each Fund’s shareholders, (d) assisting in the preparation of each Fund’s tax returns, (e) assisting in monitoring and developing compliance procedures for each Fund which will include, among other matters, procedures for monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between each Fund and the Fund’s independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Fund’s Articles of Incorporation, as from time to time amended and/or restated, and By-Laws, as from time to time amended and/or restated, and the Prospectus and with the instructions and directions

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received from the Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Fund’s Board of Directors, it shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the Adviser.

Consistent Standards. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Fund and the Funds; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

Brokerage. The Adviser is authorized, subject to the supervision of the Fund’s Board of Directors, (1) to establish and maintain accounts on behalf of each Fund with, and to place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers (“brokers”) as the Adviser may select, and (2) to negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the most favorable price and execution available, except to the extent the Adviser may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine, the Adviser shall not be

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deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a Fund’s investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Adviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Fund’s Code of Ethics, as the same may be amended from time to time.

Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters

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pertaining to the Funds and the Fund (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Fund. In addition, the Fund’s Books and Records shall be available to the Fund at any time upon request and shall be available for telecopying without delay to the Fund during any day that the Funds are open for business.

Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Adviser shall be responsible for the expenses and costs for the officers of the Fund and the Directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Adviser.

It is understood that the Fund will pay all of its own expenses, including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to an administrator appointed by the Fund to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Fund; (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; (5) the charges and expenses of dividend and capital gain distributions; (6) the compensation and expenses of Directors of the Fund who are not “interested persons” of the Adviser; (7) brokerage commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (8) all taxes and fees payable by the Fund to Federal, State or other governmental agencies; (9) the cost of stock certificates representing shares of the Fund; (10) all expenses of shareholders’ and Directors’ meetings and of preparing, printing and distributing prospectuses and reports to shareholders; (11) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection

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with the Fund’s existence, financial structure and relations with its shareholders; (12) insurance and bonding premiums, (13) association membership dues; (14) bookkeeping and the costs of calculating the net asset value of shares of the Fund; and (15) expenses relating to the issuance, registration and qualification of the Fund’s shares.

Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on a Fund’s average daily net assets.

The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Adviser at any time.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Fund as follows:

a.	The Adviser is registered as an investment adviser under the Advisers Act;

b.

The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of [•] with the power to own and possess its assets and carry on its business as it is now being conducted;

c.

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law,

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rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

d.

The Form ADV of the Adviser provided to the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

Liability and Indemnification.

Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to a Fund or the Fund, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Adviser shall indemnify the Fund and its officers and directors, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Duration and Termination.

Duration. Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement and for

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any Fund subsequently added to this Agreement, an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to each of the Funds; provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Fund’s Board of Directors, or, with respect to a Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be in writing and approved by the Fund’s Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

Confidentiality. Subject to the duties of the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto

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shall treat as confidential all information pertaining to a Fund and the Fund and the actions of the Adviser and the Funds in respect thereof. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Fund all confidential information within its control, except that the Adviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

The Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Adviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

Jurisdiction. This Agreement shall be governed by and construed to be in accordance with substantive laws of the State of [•] without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

Certain Definitions. For the purposes of this Agreement, “interested person,” “affiliated person,” “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Funds and its Directors. The terms “Funds” and the “Directors of Funds” refer respectively to the Fund created and the Directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation made and dated as of [•],

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as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:
[•]

By:
Name:
Title:

FUND:
[•]

By:
Name:
Title:

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Exhibit A
to the
Artio Global Investment Funds

INVESTMENT ADVISORY AGREEMENT

This Schedule A, dated as of [  ], 2013, is Exhibit A to the Investment Advisory Agreement between Aberdeen Asset Management, Inc. and Artio Select Opportunities Fund, Inc.

Name of Fund	Fee (as a percentage of net assets)
Select Opportunities Fund	0.90% of average daily net assets

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APPENDIX A-2

Form of
SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [•] day of [•], 2013, by and among Artio Global Investment Funds Trust (the “Trust”), a Massachusetts business trust, ABERDEEN ASSET MANAGEMENT INC. (the “Adviser”) a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and ABERDEEN ASSET MANAGERS LIMITED, a United Kingdom corporation (the “Subadviser”), and also registered under the Advisers Act.

W I T N E S S E T H:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the [•] day of [•], [•], as amended, (the “Advisory Agreement”), been retained to act as investment adviser for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a “Fund”);

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Trust and the Adviser each represent that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for the Fund and to assist the Adviser with the oversight of the investment program of the

A-2-1

Fund (“Oversight Services”) and to manage that portion or all of the assets of the Fund that the Adviser from time to time upon reasonable prior notice allocates to, and puts under the control of, the Subadviser (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement (“Investment Decision Services”); and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust cannot object to such activities.

2. Duties of Subadviser.

(a) Investment Advisory Services. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

The Subadviser shall provide to the Trust’s Board of Trustees such periodic reports concerning a Fund’s business and investments and use its best efforts to keep the Trust’s Board of Trustees informed of developments materially affecting each Fund, and will, on its own initiative, furnish the Trust’s Board of Trustees from time to time whatever information the Subadviser believes is appropriate for this purpose or as the Board of Trustees shall reasonably request.

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(b) Compliance with Applicable Laws, Governing Documents and Trust Compliance Procedures. In the performance of its services under this Agreement, the Subadviser shall act in conformity with: (i) the Prospectus; (ii) the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively); (iii) the policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Subadviser (together, the “Trust Compliance Procedures”); and (iv) with the instructions and directions received in writing from the Adviser or the Trustees of the Trust. The Subadviser in performing its services under this Agreement will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and Trust Compliance Procedures, the instructions and directions received in writing from the Adviser or the Trustees of the Trust or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will promptly provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

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The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust’s Registration Statement on Form N-1A.

In order to assist the Trust and the Trust’s Chief Compliance Officer (the “Trust CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Subadviser shall provide to the Trust CCO: (i) direct access to the Subadviser’s chief compliance officer (the “Subadviser CCO”), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Subadviser has complied

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with the Trust Compliance Procedures in managing the Subadviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Subadviser’s management of the Subadviser Assets. In addition, the Subadviser will provide sub-certifications, upon request, with respect to Forms N-CSR and N-Q filings for the Fund.

(c) Subadviser Compliance Policies and Procedures. The Subadviser shall promptly provide the Trust CCO with copies of: (i) the Subadviser’s policies and procedures for compliance by the Subadviser with the Federal Securities Laws (together, the “Subadviser Compliance Procedures”), and (ii) any material changes to the Subadviser Compliance Procedures. The Subadviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO’s performance of the Trust CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Trust’s Board of Trustees on the operation of the Subadviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Subadviser Compliance Procedures involving the Subadviser Assets. The Subadviser shall provide to the Trust CCO: (i) quarterly reports confirming the Subadviser’s compliance with the Subadviser Compliance Procedures in managing the Subadviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Subadviser that arose under the Subadviser Compliance Procedures that affected the Subadviser Assets. At least annually, the Subadviser shall provide a certification to the Trust CCO to the effect that the Subadviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Subadviser with the Federal Securities Laws.

(d) Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the

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Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, Form N-Q under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(e) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(f) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser. In the selection of such

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Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets’ investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but

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shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(g) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser acknowledges that the Adviser and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Subadviser Assets or any other transactions of Trust assets.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this

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agreement and subsequently within six months of any material change thereto.

(h) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(i) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

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(j) Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(k) Valuation of Subadviser Assets. The Subadviser agrees to monitor the Subadviser Assets and to notify the Adviser or its designee on any day that the Subadviser determines that a significant event has occurred with respect to one or more securities held in the Subadviser Assets. As requested by the Adviser or the Trust’s Valuation Committee, the Subadviser hereby agrees to provide additional assistance to the Valuation Committee of the Trust, the Adviser and the Trust’s pricing agents in valuing Subadviser Assets held in the portfolio. Such assistance may include fair value pricing of portfolio securities, as requested by the Adviser. The Subadviser agrees that it will act, at all times, in accordance with the Trust’s Valuation Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Trust’s Valuation Procedures as reasonably may be requested, from time to time, by the Adviser or the Trust. The Subadviser agrees that it will regularly reconcile its portfolio holdings list for the Fund against the portfolio holdings list provided by the Fund’s service providers and alert the Adviser in the event that the Subadviser’s list does not match the list provided by the Fund’s service providers.

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The Subadviser also will provide such information or perform such additional acts as are customarily performed by a Subadviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub- administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with

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the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Compensation. The Subadviser receives no compensation for the Oversight Services provided pursuant to this Agreement. For the Investment Decision Services provided pursuant to this Agreement, the Subadviser is entitled to the percentage of the advisory fee received by the Adviser for each Fund as detailed on Exhibit A hereto.

If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c) The Subadviser is corporation duly organized and operating under the laws of the United Kingdom with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the

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execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(e) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

(c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii)

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any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e) The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each of the Trust’s mutual fund series, including without limitation the Adviser’s entering into and performing this Agreement.

8. Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser and the Subadviser as follows:

(a) The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b) The Trust is registered as an investment company under the 1940 Act and has elected to qualify and has qualified, together with the Fund, as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act;

(c) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust

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and its Board of Trustees, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust; and

(d) The Trust acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10. Liability and Indemnification.

(a) Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to a Fund, the Trust or a Fund or any of a Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties

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hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Trust shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

(c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to a Fund with respect to the portion of the assets of that Fund not managed by Subadviser, or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other

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subadviser to a Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(c) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

11. Effectiveness. The Agreement shall become effective on [__________________].

12. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement and for any Fund subsequently added to this Agreement, an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided that such continuance is specifically approved at least annually by the Trust’s Board of Trustees or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i) By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any

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provision of this Agreement by either of the other parties; or

(iii) By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a) Authorized. The Adviser or the Trust has authorized such disclosure;

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this

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Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

Upon termination of this Agreement, the Subadviser shall promptly, upon demand, return to the Trust all confidential information within its control, except that the Subdviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

The Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Subadviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may

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from time to time be changed by the parties by notice to the other party:

(a)	If to the Subadviser:
Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M 9HH Attention: Legal Department Email: legal.uk@aberdeen-asset.com Facsimile: 44-207-463-6001
(b)	If to the Adviser:
Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Attention: Legal Department Email: legal.us@aberdeen-asset.com Facsimile: (215) 405-5700
(c)	If to the Trust:
[•] [•] [•] Attention: Facsimile:

17. Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder

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of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

23. Funds and its Trustees. The terms “Funds” and the “Trustees of Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Agreement and Declaration of Trust dated as of [•], as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

TRUST:
[•]

By:
Name:
Title:

ADVISER:
ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

SUBADVISER:
ABERDEEN ASSET MANAGERS LIMITED

By:
Name:
Title:

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EXHIBIT A

SUBADVISORY AGREEMENT AMONG
ABERDEEN ASSET MANAGEMENT INC., [•]
AND ABERDEEN ASSET MANAGERS LIMITED

The Subadviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser for the relevant Fund as detailed below:

Funds of the Trust	Percent of Advisory Fees
International Equity Fund	90% of fees received by the Adviser
International Equity Fund II	90% of fees received by the Adviser

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Form of
SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [•] day of [•], 2013, by and among Artio Select Opportunity Fund (the “Fund”), a Maryland corporation, ABERDEEN ASSET MANAGEMENT INC. (the “Adviser”) a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and ABERDEEN ASSET MANAGERS LIMITED, a United Kingdom corporation (the “Subadviser”), and also registered under the Advisers Act.

W I T N E S S E T H:

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Fund dated as of the [•] day of [•], [•], as amended, (the “Advisory Agreement”), been retained to act as investment adviser for the Fund as listed on Exhibit A to this Agreement;

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Fund and the Adviser each represent that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for the Fund and to assist the Adviser with the oversight of the investment program of the Fund (“Oversight Services”) and to manage that portion or all of the assets of the Fund that the Adviser from time to time upon

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reasonable prior notice allocates to, and puts under the control of, the Subadviser (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement (“Investment Decision Services”); and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund cannot object to such activities.

2. Duties of Subadviser.

(a) Investment Advisory Services. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and, as soon as practical after the Fund, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Fund’s Board of Directors, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Fund’s affairs.

The Subadviser shall provide to the Fund’s Board of Directors such periodic reports concerning a Fund’s business and investments and use its best efforts to keep the Fund’s Board of Directors informed of developments materially affecting each Fund, and will, on its own initiative, furnish the Fund’s Board of Directors from time to time whatever information the Subadviser believes is appropriate for this purpose or as the Board of Directors shall reasonably request.

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(b) Compliance with Applicable Laws, Governing Documents and Fund Compliance Procedures. In the performance of its services under this Agreement, the Subadviser shall act in conformity with: (i) the Prospectus; (ii) the Fund’s Articles of Incorporation and By-Laws as currently in effect and, as soon as practical after the Fund, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Articles of Incorporation” and “By-Laws,” respectively); (iii) the policies and procedures for compliance by the Fund with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Subadviser (together, the “Fund Compliance Procedures”); and (iv) with the instructions and directions received in writing from the Adviser or the Directors of the Fund. The Subadviser in performing its services under this Agreement will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Fund’s Articles of Incorproation and By-Laws, the Prospectus and Fund Compliance Procedures, the instructions and directions received in writing from the Adviser or the Directors of the Fund or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Fund’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will promptly provide the Subadviser with a copy of the minutes of the meetings of the Board of Directors of the Fund to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

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The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Fund or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Fund’s Registration Statement on Form N-1A.

In order to assist the Fund and the Fund’s Chief Compliance Officer (the “Fund CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Subadviser shall provide to the Fund CCO: (i) direct access to the Subadviser’s chief compliance officer (the “Subadviser CCO”), as reasonably requested by the Fund CCO;

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(ii) quarterly reports confirming that the Subadviser has complied with the Fund Compliance Procedures in managing the Subadviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Fund Compliance Procedures that related to the Subadviser’s management of the Subadviser Assets. In addition, the Subadviser will provide sub-certifications, upon request, with respect to Forms N-CSR and N-Q filings for the Fund.

(c) Subadviser Compliance Policies and Procedures. The Subadviser shall promptly provide the Fund CCO with copies of: (i) the Subadviser’s policies and procedures for compliance by the Subadviser with the Federal Securities Laws (together, the “Subadviser Compliance Procedures”), and (ii) any material changes to the Subadviser Compliance Procedures. The Subadviser shall cooperate fully with the Fund CCO so as to facilitate the Fund CCO’s performance of the Fund CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Fund’s Board of Directors on the operation of the Subadviser Compliance Procedures, and shall promptly report to the Fund CCO any Material Compliance Matter arising under the Subadviser Compliance Procedures involving the Subadviser Assets. The Subadviser shall provide to the Fund CCO: (i) quarterly reports confirming the Subadviser’s compliance with the Subadviser Compliance Procedures in managing the Subadviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Subadviser that arose under the Subadviser Compliance Procedures that affected the Subadviser Assets. At least annually, the Subadviser shall provide a certification to the Fund CCO to the effect that the Subadviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Subadviser with the Federal Securities Laws.

(d) Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in

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which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Fund or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, Form N-Q under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(e) Agent. Subject to any other written instructions of the Adviser or the Fund, the Subadviser is hereby appointed the Adviser’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund.

(f) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Fund’s Board of Directors, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Fund’s Board of Directors prior to establishing any such

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brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Fund, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Directors may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets’ investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the

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best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(g) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser acknowledges that the Adviser and the Fund may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser Assets or any other transactions of Fund assets.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser

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Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Directors no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(h) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Fund; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Fund at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(i) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Fund reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Fund’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Fund’s Board of Directors to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Fund or the Adviser to comply with

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their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(j) Custody Arrangements. The Fund or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Fund’s custodian such information as the Adviser and the Fund’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Fund shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(k) Valuation of Subadviser Assets. The Subadviser agrees to monitor the Subadviser Assets and to notify the Adviser or its designee on any day that the Subadviser determines that a significant event has occurred with respect to one or more securities held in the Subadviser Assets. As requested by the Adviser or the Fund’s Valuation Committee, the Subadviser hereby agrees to provide additional assistance to the Valuation Committee of the Fund, the Adviser and the Fund’s pricing agents in valuing Subadviser Assets held in the portfolio. Such assistance may include fair value pricing of portfolio securities, as requested by the Adviser. The Subadviser agrees that it will act, at all times, in accordance with the Fund’s Valuation Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Fund’s Valuation Procedures as reasonably may be requested, from time to time, by the Adviser or the Fund. The Subadviser agrees that it will regularly reconcile its portfolio holdings list

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for the Fund against the portfolio holdings list provided by the Fund’s service providers and alert the Adviser in the event that the Subadviser’s list does not match the list provided by the Fund’s service providers.

The Subadviser also will provide such information or perform such additional acts as are customarily performed by a Subadviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund, the Fund or the Adviser.

4. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Fund’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub- administrators, registrars, transfer agents, dividend disbursing agents and dividend

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reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Fund or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Fund and the Adviser reasonable records of all such expenses.

5. Compensation. The Subadviser receives no compensation for the Oversight Services provided pursuant to this Agreement. For the Investment Decision Services provided pursuant to this Agreement, the Subadviser is entitled to the percentage of the advisory fee received by the Adviser for each Fund as detailed on Exhibit A hereto.

If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Fund as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c) The Subadviser is corporation duly organized and operating under the laws of the United Kingdom with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions

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of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(e) The Form ADV of the Subadviser provided to the Adviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

(c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the

A-2-36

execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e) The Form ADV of the Adviser provided to the Subadviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(g) The Adviser and the Fund have duly entered into the Advisory Agreement pursuant to which the Fund authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each of the Fund’s mutual fund series, including without limitation the Adviser’s entering into and performing this Agreement.

8. Representations and Warranties of the Fund. The Fund represents and warrants to the Adviser and the Subadviser as follows:

(a) The Fund is a corporation duly formed and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b) The Fund is registered as an investment company under the 1940 Act and has elected to qualify and has qualified, together with the Fund, as a regulated investment company

A-2-37

under the Code, and the Fund’s shares are registered under the Securities Act;

(c) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of the Fund and its Board of Directors, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(d) The Fund acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Fund pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10. Liability and Indemnification.

(a) Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to a Fund, the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the

A-2-38

purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Fund shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Fund’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

A-2-39

(c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to a Fund with respect to the portion of the assets of that Fund not managed by Subadviser, or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(c) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

11. Effectiveness. The Agreement shall become effective on [  ].

12. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue until two years from the date of this Agreement and for any Fund subsequently added to this Agreement, an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

A-2-40

(i) By vote of a majority of the Fund’s Board of Directors, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii) By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Fund.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Fund’s Board of Directors or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Directors of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. Confidentiality. Subject to the duties of the Adviser, the Fund and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a) Authorized. The Adviser or the Fund has authorized such disclosure;

A-2-41

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

Upon termination of this Agreement, the Subadviser shall promptly, upon demand, return to the Fund all confidential information within its control, except that the Subdviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

The Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Subadviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

A-2-42

(a)	If to the Subadviser:

Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M 9HH Attention: Legal Department Email: legal.uk@aberdeen-asset.com Facsimile: 44-207-463-6001

(b)	If to the Adviser:

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Attention: Legal Department Email: legal.us@aberdeen-asset.com Facsimile: (215) 405-5700

(c)	If to the Fund:

[•] [•] [•] Attention: Facsimile:

17. Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

A-2-43

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

23. Funds and its Directors. The terms “Funds” and the “Directors of Funds” refer respectively to the Fund created and the Directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation dated as of [•], as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

A-2-44

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FUND:
[•]

By:
Name:
Title:

ADVISER: ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

SUBADVISER: ABERDEEN ASSET MANAGERS LIMITED

By:
Name:
Title:

A-2-45

EXHIBIT A
SUBADVISORY AGREEMENT AMONG
ABERDEEN ASSET MANAGEMENT INC., [•]
AND ABERDEEN ASSET MANAGERS LIMITED

The Subadviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser for the relevant Fund as detailed below:

Fund	Percent of Advisory Fees
Select Opportunities Fund	90% of fees received by the Adviser

A-2-46

[THIS PAGE INTENTIONALLY LEFT BLANK]

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PROXY CARD
ARTIO SELECT OPPORTUNITIES FUND INC. 330 Madison Avenue New York, New York 10017

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2013

The undersigned hereby appoints Tracie Coop, Alex Bogaenko or Timothy Clemens as proxy, with the power to appoint his/her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced Fund held of record by the undersigned on March 13, 2013 at the Special Meeting of Shareholders of the Artio Global Investment Funds to be held on May 16, 2013 at 10:00 a.m. Eastern Standard Time, or at any adjournments or postponements thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (800) 780-7386 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 16, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/artioequityfunds.pdf

TAGID:	CUSIP:

ARTIO SELECT OPPORTUNITIES FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	☒

VOTE ON PROPOSAL:		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between the Artio Select Opportunities Fund Inc. and Aberdeen Asset Management Inc. and to approve a new Sub-Advisory Agreement between Artio Select Opportunities Fund Inc., Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited.	□	□	□

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings

PROXY CARD
ARTIO SELECT OPPORTUNITIES FUND INC. 330 Madison Avenue New York, New York 10017

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2013

The undersigned hereby appoints Tracie Coop, Alex Bogaenko or Timothy Clemens as proxy, with the power to appoint his/her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced Fund held of record by the undersigned on March 13, 2013 at the Special Meeting of Shareholders of the Artio Global Investment Funds to be held on May 16, 2013 at 11:00 a.m. Eastern Standard Time, or at any adjournments or postponements thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (800) 780-7386 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 16, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/artioequityfunds.pdf

TAGID:	CUSIP:

ARTIO SELECT OPPORTUNITIES FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	☒

VOTE ON PROPOSAL:

2.	Election of Directors.	FOR all nominees listed (except as noted on the line below)	WITHHOLD authority to vote for all nominees
		□	□
01. Antoine Bernheim
02. Thomas Gibbons
03. Cynthia Hostetler
04. Peter Wolfram
05. Robert Matthews

To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

* Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund’s shareholders and until the election and qualification of his or her successor.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings

Artio Global Funds Shareholders

Your Guide to Important Information
about our Proxy Statement
2013

Vote Today

As a shareholder of the Artio Global Funds, you have received very important and timely information regarding your investment. Enclosed you will find the notice of special meeting and Proxy Statement providing detailed information about a new proposed investment advisory agreement with Aberdeen Asset Management Inc. and with respect to the Artio Select Opportunities Fund Inc., Artio International Equity Fund and Artio International Equity Fund II, a new proposed sub-advisory agreement with Aberdeen Asset Managers Limited.

On Feb. 13, 2013, Artio Global Investors Inc. entered into an agreement and plan of merger with Aberdeen Asset Management PLC, a global asset management firm.

As a result of the transaction, you are being asked to approve new investment advisory agreements for the Artio Global Funds, of which you are a shareholder, with Aberdeen Asset Management Inc., a wholly owned subsidiary of Aberdeen Asset Management PLC. If you are a shareholder of the Artio Select Opportunites Fund Inc., Artio International Equity Fund, or Artio International Equity Fund II, you are also being asked to approve a new sub-advisory agreement with Aberdeen Asset Managers Limited, also a wholly owned subsidiary of Aberdeen Asset Management PLC and an affiliate of Aberdeen Asset Management Inc. (collectively, the “New Agreements”). You are also being asked to elect or re-elect the Board members of the Funds.

Pending shareholder approval, after the acquisition closes, the Artio International Equity Fund, Artio International Equity Fund II and the Artio Select Opportunites Fund Inc. will be managed by Aberdeen’s Global Equity Team.

The Artio Total Return Bond Fund and Artio Global High Income Fund will continute to be managed by Donald Quigley and Greg Hopper, respectively, along with their teams.

We need your vote!
Please vote today for the proposal to approve the investment advisory agreement with Aberdeen Asset Management Inc., and if applicable, a subadvisory agreement with Aberdeen Asset Managers Limited. The Boards of the Artio Global Funds have unanimously approved the investment management agreements with Aberdeen and recommend that you vote FOR the proposal.

In addition to the detailed question and answer section in the enclosed Proxy Statement, we have created this useful guide with some helpful information regarding the proposal, including how and why to vote.

Remember, no matter how large or small your holdings may be, every vote counts. Your rapid response will help us to expedite this transition and avoid additional proxy solicitation costs.

How do I vote my shares?

There are four ways to vote:

1	By Mail:

You may authorize your proxy by completing the enclosed proxy cards by dating, signing and returning them in the postage-paid envelope. Please note that if you sign and date the proxy cards but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

2	Vote in Person:
Attend the Special Meeting as described in the Proxy Statement. If you wish to attend the Special Meeting, we ask that you call us in advance at 212-297-3600.

3	By Internet:
If you have shares registered in your name, log on to the internet and go to www.proxyvoting.com/gch. Follow the steps outlined on the secured website.

4	By Telephone:
Call 888-227-9349 within the U.S.A., U.S. territories and Canada any time on a touch-tone telephone. There is no charge to you for the call. Follow the instructions provided by the recorded message.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call AST Fund Solutions Inc., our proxy solicitor, at 800-780-7386.

2

Proxy Questions and Answers

What am I being asked to do?
1. Read the enclosed Proxy Statement.

2. Review the voting instructions provided.

3. Sign, date and VOTE your proxy card/voting instruction form.

No matter how large or small your holdings may be, it is critical that your vote is received by the date of the shareholder meeting, which will be held on May 16, 2013 at 330 Madison Avenue, New York, NY 10017.

Why am I being asked to vote on the New Agreements?
The Artio Global Funds are presently managed by Artio. Aberdeen Asset Management PLC is in the process of purchasing Artio’s parent company. Upon completion of the transaction, and subject to approval by the Shareholders of each Fund, Aberdeen will assume management of the Artio Global Funds. As a result of the Transaction, the Shareholders of each Fund must approve a New Agreement with Aberdeen in order for the Fund to continue receiving investment advisory services. The approval by shareholders of the Artio Global Funds’ New Agreements with Aberdeen will become effective only upon completion of the transaction.

If, for some reason, the transaction does not take place, then the existing investment advisory agreements with Artio will remain in place and the New Agreements with Aberdeen, even if approved by shareholders, will not become effective.

What do the Artio Global Funds’ Boards recommend that I vote FOR?
The Artio Global Funds’ Boards have reviewed the agreements and unanimously recommend that you vote FOR the New Agreements with Aberdeen.

Why are the Boards recommending Aberdeen?
Aberdeen Asset Management PLC, the parent company of Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited, is an independently-run asset manager listed on the London Stock Exchange since 1991, and operating from 30 offices in 23 countries. The company invests on behalf of institutional and wholesale clients, primarily in equities, fixed income, alternative investment strategies and property. The Group manages more than US$314.3 billion of assets for both institutions and private individuals as of December 31, 2012.

The Boards are confident that the benefits of Aberdeen’s global investment platforms will benefit the shareholders of the Artio Global Funds.

How will the New Agreements affect how the Funds are managed?
After the Transaction, and subject to Shareholder approval, Total Return Bond Fund and Global High Income Fund will continue to be managed by the Artio High Grade and High Yield Fixed Income teams, respectively, which will join Aberdeen. While retaining the same investment team, these funds can expect to benefit from the knowledge and experience of Aberdeen’s extensive global investment platform, which includes 135 fixed income professionals located in 10 countries. We are confident that, with the Funds’ portfolio management teams intact and the benefits of Aberdeen’s global investment platform, Shareholders of the Artio Global Funds will be in good hands.

After the acquisition closes, the Artio International Equity Fund, Artio International Equity Fund II and Artio Select Opportunities Fund Inc. will be managed by Aberdeen’s Global Equity team, a dedicated team of 16 professionals based in Edinburgh, Scotland. The following portfolio managers are expected to be primarily responsible for the day-to-day portfolio management of each of the Funds: Stephen Docherty, Bruce Stout, Andrew McMenigall, Jamie Cumming, CFA® and Samantha Fitzpatrick, CFA®. The Global Equity team is a cohesive group of investment professionals who have worked together for approximately 10 years, managing international and global equity strategies, which are core offerings of Aberdeen that rely on fundamental, bottom-up stock selection. The strategies are highly research-driven and based on extensive company due diligence. Aberdeen’s Global Equity team collaborates with and is supported by almost 90 Aberdeen equity investment professionals around the world. These “on-the-ground” global resources visit an average of 4,100 companies per year.

What will the Artio Global Funds be called going forward?
The proposed new names for the Funds are:

Current Name	New Name

Artio Global High Income Fund	Aberdeen Global High Income Fund

Artio Total Return Bond Fund	Aberdeen Total Return Bond Fund

Artio International Equity Fund	Aberdeen Select International
Equity Fund

Artio International Equity Fund II	Aberdeen Select International
Equity Fund II

Artio Select Opportunities Fund Inc.	Aberdeen Global Select
Opportunities Fund Inc.

In connection with the proposal to approve the new investment management agreement, the Fund has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and stockholders are advised to read the proxy statement because it contains important information. The proxy statement and other documents filed by the Fund are available for free at the SEC’s website, http://www.sec.gov. Copies of the proxy statement will also be mailed to each stockholder of record as of the record date for the stockholder meeting.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments.

3

About Aberdeen

Who is Aberdeen?

•	Asset management is our business. We are entirely focused on seeking to meet the investment expectations of our customers.

•	Aberdeen has more than 2,000 employees located in 31 offices in 23 countries around the world.

•	Our main investment offices are in London, Singapore, Edinburgh, Philadelphia and Sydney with other smaller offices in Bangkok, Tokyo, Budapest, Sao Paulo, Hong Kong and Kuala Lumpur.

Aberdeen Asset Management can trace its roots back to 1875 and the City of Aberdeen in the northeast of Scotland, which remains our headquarters today.

Equities breakdown

Fixed income breakdown

Aberdeen Firm Profile

Total Assets under Management	$314 billion

Equities	$176.1 billion

Fixed Income	$70.3 billion

Real Estate	$29.7 billion

Aberdeen Solutions	$33.8 billion

As of December 31, 2012

Our Investment Process
•	We believe that by following a clearly defined and consistent investment discipline for each of our portfolios we can produce strong returns for our clients over the long term.

•	Our investment teams champion original thinking and knowledge, so investment decisions are based only on our own research.

•	Aberdeen’s investment teams are geographically located in the markets or regions in which they invest.

•	We never invest in a company without personally meeting with the management team.

•	We are long-term investors in the securities which we hold in our portfolios.

Our Products
Aberdeen offers a range of investment vehicles to U.S. investors, including mutual funds, closed-end funds and large separate accounts.

Mutual Funds: We currently offer 25 mutual funds with strategies ranging from equity to fixed income to asset allocation products. Our funds are available through the major investment brokerage providers and platforms. We encourage investors to contact their financial advisors for information.

Closed-end Funds: Aberdeen manages 12 U.S. SEC registered closed-end funds and serves as investment sub-advisor to two others with total closed-end fund assets under management of $5.2 billion as of December 31, 2012. Aberdeen’s closed-end fund strategies include emerging markets, Asia-Pacific equity and fixed income, global income, and single country funds.

For more information about Aberdeen Asset Management, please visit www.aberdeen-asset.us

In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd. and Aberdeen Asset Management Asia Ltd., each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

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